EXHIBIT 10.11

                  MASTER ESTABLISHMENT AND TRANSITION AGREEMENT

                                     BETWEEN

                        SAVVIS COMMUNICATIONS CORPORATION

                                       AND

                        BRIDGE INFORMATION SYSTEMS, INC.

                             ________________, 2000


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                                            TABLE OF CONTENTS
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
ARTICLE I.........................................................................................................1
   1.1 "Acquired Network Facilities"..............................................................................2
   1.2 "Adverse Consequences".....................................................................................2
   1.3 "Assumed Liabilities"......................................................................................2
   1.4 "Buyer Subsidiaries".......................................................................................2
   1.5 "Code".....................................................................................................2
   1.6 "Contracts"................................................................................................2
   1.7 "Employee Benefit Plan"....................................................................................2
   1.8 "ERISA"....................................................................................................3
   1.9 "Impermissible Security Interest"..........................................................................3
   1.10 "International Network Assets"............................................................................3
   1.11 "IP Network"..............................................................................................3
   1.12 "Lien"....................................................................................................3
   1.13 "Local Transfer Agreements"...............................................................................3
   1.14 "Retained Liabilities"....................................................................................3
   1.15 "Seller Subsidiaries".....................................................................................4
   1.16 "US Network Assets".......................................................................................4
   1.17 "WARN Act"................................................................................................4
   1.18 "Terms"...................................................................................................4

ARTICLE II........................................................................................................7
   2.1 Purchase and Sale of Purchased Assets; Effective Time......................................................7
   2.2 Assumption of Liabilities..................................................................................7
   2.3 Purchase Price.............................................................................................7
   2.4 The Closing................................................................................................8
   2.5 Deliveries at the Closing..................................................................................8
   2.6 Purchase Price Allocation and Adjustment...................................................................9

ARTICLE III.......................................................................................................9
   3.1 Organization of Seller.....................................................................................9
   3.2 Authorization of Transaction...............................................................................9
   3.3 Noncontravention..........................................................................................10
   3.4 Brokers'Fees..............................................................................................10
   3.5 Purchased Assets; Assumed Liabilities.....................................................................10
   3.6 Contracts.................................................................................................11
   3.7 Employees.................................................................................................11
   3.8 Disclaimer of Other Representations and Warranties........................................................11

ARTICLE IV.......................................................................................................12
   4.1 Organization of the Buyer.................................................................................12
   4.2 Authorization of Transaction..............................................................................12
   4.3 Noncontravention..........................................................................................12
   4.4 Brokers'Fees..............................................................................................13

ARTICLE V........................................................................................................13
   5.1 Notices and Consents......................................................................................13
   5.2 Call Right................................................................................................13
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                                       i

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
   5.3 Exercise of Call Right....................................................................................14
   5.4 Seller's Obligation with Respect to Call Assets...........................................................14
   5.5 Buyer's Obligations with Respect to Call Assets...........................................................15
   5.6 Termination of Call Right.................................................................................16
   5.7 Employee Services.........................................................................................16
   5.8 Offers of Employment......................................................................................16
   5.9 Employee Benefits.........................................................................................16
   5.10 Access to Employee Information...........................................................................17
   5.11 WARN Act Indemnification.................................................................................17
   5.12 Workers'Compensation Claims..............................................................................17
   5.13 Employee Benefit Plans...................................................................................18
   5.14 Further Assurances.......................................................................................18

ARTICLE VI.......................................................................................................18
   6.1 Survival of Representations and Warranties................................................................18
   6.2 Indemnification Provisions for Benefit of the Buyer.......................................................18
   6.3 Indemnification Provisions for Benefit of Seller..........................................................19
   6.4 Matters Involving Third Parties...........................................................................19
   6.5 Call Right Remedies.......................................................................................20
   6.6 Exclusive Remedy..........................................................................................20

ARTICLE VII......................................................................................................20
   7.1 No Third-party Beneficiaries..............................................................................20
   7.2 Entire Agreement..........................................................................................20
   7.3 Succession and Assignment.................................................................................21
   7.4 Counterparts..............................................................................................21
   7.5 Headings..................................................................................................21
   7.6 Notices...................................................................................................21
   7.6 Governing Law.............................................................................................22
   7.7 Arbitration...............................................................................................22
   7.8 Amendments and Waivers....................................................................................23
   7.9 Severability..............................................................................................23
   7.10 Expenses.................................................................................................23
   7.11 Construction.............................................................................................23
   7.12 Incorporation of Exhibits and Schedules..................................................................23
   7.13 Bulk Transfer Laws.......................................................................................23

EXHIBIT A........................................................................................................25
EXHIBIT B........................................................................................................26
EXHIBIT C........................................................................................................54
EXHIBIT D........................................................................................................55
EXHIBIT E........................................................................................................56
EXHIBIT F........................................................................................................59
EXHIBIT G........................................................................................................72
EXHIBIT H........................................................................................................73
EXHIBIT J........................................................................................................81
EXHIBIT K........................................................................................................84
EXHIBIT L.......................................................................................................115
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
SCHEDULE 1.3....................................................................................................186
SCHEDULE 1.10...................................................................................................187
SCHEDULE 1.16...................................................................................................188
SCHEDULE 2.3....................................................................................................189
SCHEDULE 3.3....................................................................................................190
SCHEDULE 3.5(A).................................................................................................191
SCHEDULE 3.6....................................................................................................192
SCHEDULE 3.7....................................................................................................193
SCHEDULE 5.1....................................................................................................194
SCHEDULE 5.2(A).................................................................................................195
SCHEDULE 5.2(B).................................................................................................196
SCHEDULE 5.5....................................................................................................197
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                                      iii

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1.                MASTER ESTABLISHMENT AND TRANSITION AGREEMENT


                  This Master Establishment and Transition Agreement ("Agreement"), made this ____ day of __________, 2000, by and between SAVVIS Communications Corporation, a Delaware corporation ("Buyer"), and Bridge Information Systems, Inc., a Missouri corporation ("Seller"). Buyer and Seller are referred to collectively herein as the "parties."

                                    RECITALS

                  WHEREAS, Seller is engaged in the business of collecting and distributing various financial, news and other data;

                  WHEREAS, Buyer is engaged in the business of providing Internet protocol backbone and other data transport services;

                  WHEREAS, Seller and its subsidiaries own certain assets relating to the provision of Internet protocol backbone and other data transport services, such assets consisting of (i) all of the equity interest (the "Interest") in Seller's wholly-owned subsidiary, Global Network Assets, LLC, a Delaware limited liability company (the "LLC"), and (ii) the International Network Assets (defined below);

                  WHEREAS, Seller does not own outright but instead leases a substantial portion of the US based assets comprising its Internet protocol backbone ("Leased Assets"); and

                  WHEREAS, Seller and certain of its subsidiaries desire to sell, and Buyer and certain of its subsidiaries desire to purchase, (i) the Interest, (ii) the International Network Assets and (iii) the Call Assets (collectively, such acquired assets are referred to herein as the "Purchased Assets"; provided, however, that Call Assets first shall be added to the Purchased Assets as they are acquired by Buyer and certain of its subsidiaries under a Call Asset Transfer Agreement).

                  NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the parties agree as follows.

                                    ARTICLE I
                                   DEFINITIONS

                  Whenever used in this Agreement, the words and phrases listed below shall have the meanings given below, and all defined terms shall include the plural as well as the singular. Unless otherwise stated, the words "herein", "hereunder" and other similar words refer to this Agreement as a whole and not to a particular Section or other subdivision. The words "included" and "including" shall not be construed as terms of limitation. The following terms shall have the meanings set forth below:

                                       i
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                  1.1 "Acquired Network Facilities" means the US Network Assets, the International Network Assets and the Call Assets; provided, however that the Call Assets are included only to the extent acquired by Buyer and Buyer's subsidiaries pursuant to this Agreement and the Call Asset Transfer Agreements.

                  1.2 "Adverse Consequences" means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, reasonable amounts paid in settlement, liabilities, obligations, taxes, liens, losses, expenses, and fees, including court costs and reasonable attorneys' fees and expenses.

                  1.3 "Assumed Liabilities" means all liabilities and obligations of Seller and the Seller Subsidiaries (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due) fulfilling both of the following requirements:

                  (a) which are directly associated with (i) the Purchased Assets, (ii) the use of the IP Network, (iii) the Contracts, or (iv) those matters set forth on Schedule 1.3 attached hereto; and

                  (b) which are not Retained Liabilities.

                  1.4 "Buyer Subsidiaries" means the direct and indirect subsidiaries of the Buyer which will be involved in the operation or ownership of the Acquired Network Facilities, including those subsidiaries purchasing (i) certain of the International Network Assets pursuant to the Local Transfer Agreements and (ii) certain of the Call Assets pursuant to the Call Asset Transfer Agreements.

                  1.5 "Code" means the Internal Revenue Code of 1986, as amended.

                  1.6 "Contracts" means any and all contracts, agreements, arrangements, leases, understandings, purchase orders, and offers, written or oral, of the Seller and the Seller Subsidiaries relating to the provision of the IP Network and related data transport services, together with certain agreements being entered into by Buyer or Buyer Subsidiaries on or around the Closing Date in substitution for certain contracts of Seller or Seller Subsidiaries, including without limitation the agreements set forth on Schedule 3.6 attached hereto; provided, however, such obligations and other agreements concerning Call Jurisdictions or with respect to the Satellite Rights shall first become "Contracts" upon exercise of the respective Call Right.

                  1.7 "Employee Benefit Plan" means all "employee benefit plans" as such term is defined in Section 3(3) of ERISA and all stock option, restricted stock, stock appreciation or other equity plans and all bonus, severance, change in control, retention, deferred compensation or other compensatory plans maintained or contributed to by the Seller in which any Employee participates, in addition to all documents describing Seller's employment policies and procedures.

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                  1.8 "ERISA" means the Employee  Retirement Income Security Act of 1974, as amended.

                  1.9 "Impermissible Security Interest" means any Lien, other than (a) mechanic's, materialmen's, and similar liens, (b) liens for taxes not yet due and payable or for taxes that the taxpayer is contesting in good faith through appropriate proceedings, (c) purchase money liens and liens securing rental payments under capital lease arrangements, and (d) other liens arising in the ordinary course of business and not incurred in connection with the borrowing of money.

                  1.10 "International Network Assets" means the IP Network assets, with the exception of the Call Assets, that are located outside the United States as set forth on Schedule 1.10 attached hereto and all rights of the Seller and the Seller Subsidiaries under Contracts relating thereto.

                  1.11 "IP Network" means the switches, routers, circuit contracts, satellite facilities and other assets specifically described on
Schedule 1.11 to the extent used by the Seller and its subsidiaries primarily in providing telecommunications utilizing the Internet protocol between Seller and its subsidiaries, and their suppliers and customers.

                  1.12 "Lien" means any lien, security interest, mortgage, option, lease, tenancy, occupancy, covenant, condition, easement, agreement, pledge, hypothecation, charge, claim, restriction, or other encumbrance of every kind and nature.

                  1.13 "Local Transfer Agreements" means the various transfer agreements, including local contracts of assignment and assumption ("Local Contracts of Assignment"), local asset transfer agreements ("Local Asset Transfer Agreements") and the stock purchase agreement in Japan ("Japanese Stock Purchase Agreement") executed by the direct and indirect subsidiaries of the Seller and of the Buyer involved in this transaction to effectuate the transfer of the International Network Assets. Each such agreement shall be substantially in the form of Exhibit E, Exhibit F, Exhibit A to the foregoing Exhibit F, or Exhibit L attached hereto and incorporated herein by reference.

                  1.14 "Retained Liabilities" means liabilities which result from or arise out of the ownership or operation of the IP Network prior to the Effective Time, including liabilities which exist with respect to (i) obligations under the Contracts, other than an obligation to make payment, which are required to be fulfilled by Seller wholly prior to Closing, or (ii) obligations to make payment, to the extent such payment is for services rendered under the Contracts prior to Closing. Provided, further, that the liabilities resulting from or arising out of the ownership or operation of the IP Network in the Call Jurisdictions shall be included in the definition of the Retained Liabilities until the Call Right is exercised, and such liabilities shall remain the responsibility of the Seller and/or the appropriate Seller Subsidiaries to the extent they result from or arise out of the ownership or operation of the IP Network in such countries prior to the effective date under each respective Call Asset Transfer Agreement.

                  1.15 "Seller Subsidiaries" means the LLC, until the Interest is acquired hereunder by Buyer, and all other direct and indirect subsidiaries of the Seller involved in the operation or ownership of the IP Network, including those subsidiaries selling the International Network Assets pursuant to the Local Transfer Agreements and those subsidiaries selling certain of the Call Assets at the time of any subsequent Call Right exercise and related transfers effected by the "Call Asset Transfer Agreements" in the form attached as Exhibit J, as well as certain other subsidiaries entering into other Local Operative Agreements, but does not include Buyer or any entity directly or indirectly owned by Buyer.

                  1.16 "US Network Assets" means the assets owned by the LLC and the Leased Assets, all as set forth on Schedule 1.16 attached hereto and all rights of the Seller and the Seller Subsidiaries under Contracts relating thereto.

                  1.17 "WARN Act" means the Workers Adjustment and Retraining Notification Act of 1988, as amended.

                  1.18 "Terms". The following terms shall have the meanings set forth in the below referenced sections of this Agreement:

         "Arbitration Costs"                                  Section 7.7(f)

         "Arbitration Demand"                                 Section 7.7(b)

         "Arbitrators"                                        Section 7.7(c)

         "Bridge Plan"                                        Section 5.9(a)

         "Buyer"                                              Preface

         "Call Asset Transfer Agreements"                     Section 1.15

         "Call Assets"                                        Section 5.2

         "Call Jurisdictions"                                 Section 5.2(a)

         "Call Right"                                         Section 5.2

         "Closing"                                            Section 2.4

         "Closing Date"                                       Section 2.4

         "Dispute Notice"                                     Section 7.7(b)

         "Employees"                                          Section 3.7

         "Employment Date"                                    Section 5.8(a)

         "Expiration Date"                                    Section 5.2

         "Effective Time"                                     Section 2.1

         "Global Operative Agreements"                        Section 2.5(a)

         "Indemnified Party"                                  Section 6.4

         "Indemnifying Party"                                 Section 6.4

         "Interest"                                           Recitals

         "Japanese Stock Purchase Agreement"                  Section 1.13

         "Leased Assets"                                      Recitals

         "LLC"                                                Recitals

         "Local Asset Transfer Agreements"                    Section 1.13

         "Local Network Services Agreement"                   Section 2.5(b)

         "Local Contracts of Assignment"                      Section 1.13

         "Local Operative Agreements"                         Section 2.5(b)

         "Note"                                               Section 2.3

         "Original Asset Value"                               Section 2.6(a)

         "Public Offering Proceeds"                           Section 2.3

         "Purchase Price"                                     Section 2.3

         "Purchased Assets"                                   Recitals

         "Revised Asset Value"                                Section 2.6(b)

         "Rules"                                              Section 7.7(a)

         "Satellite Rights"                                   Section 5.2(b)

         "Savvis Plan"                                        Section 5.9(a)

         "Seller"                                             Preface

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         "Short-Term Call Assets"                             Section 5.5

         "Sublease"                                           Section 2.5

          "Third Party Claim"                                 Section 6.4


                                       6
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                                   ARTICLE II
                                 PURCHASE & SALE

                  2.1 Purchase and Sale of Purchased Assets; Effective Time. On and subject to the terms and conditions of this Agreement, the Buyer hereby purchases from Seller (or shall cause the Buyer Subsidiaries to purchase from the appropriate Seller Subsidiaries), and Seller hereby sells, transfers, conveys, and delivers to the Buyer (or shall cause the Seller Subsidiaries to sell, transfer, convey and deliver to the appropriate Buyer Subsidiaries), all of the Purchased Assets at the Closing for the consideration specified in
Section 2.3 hereof. The Closing shall be effective as of the close of business on _____________________________, 2000 ("Effective Time"); provided, however, that the "Effective Time" with respect to any Call Assets shall be as provided in the respective Call Asset Transfer Agreement.

                  2.2 Assumption of Liabilities.

                  (a) On and subject to the terms and conditions of this Agreement, the Buyer hereby assumes and becomes responsible for (or shall cause the Buyer Subsidiaries to assume and become responsible for) all of the Assumed Liabilities.

                  (b) To the extent that Seller or any of the Seller Subsidiaries makes payment on any Assumed Liabilities which are comprised of undisputed liabilities for payment of services received under the Contracts, then Buyer or a Buyer Subsidiary shall reimburse Seller for such payment promptly upon receipt of an appropriate invoice from Seller. Likewise, to the extent that Buyer or any of the Buyer Subsidiaries makes payment on any Retained Liabilities which are comprised of undisputed liabilities under the Contracts for payment of services received under the Contracts, then Seller or a Seller Subsidiary shall reimburse Buyer for such payment promptly upon receipt of an appropriate invoice from Buyer.

                  2.3 Purchase Price. The Buyer agrees to pay to the Seller $ ________, which shall be an amount equal to $150,000,000 less the net book value of all the Call Assets and less the net present value of the sublease payments to be made by Buyer related to the Leased Assets, both of which amounts will be determined by the parties at Closing (the "Purchase Price"). The Purchase Price allocable to the Interest shall be paid partially with cash and partially with a promissory note (the "Note") substantially in the form attached hereto as
Exhibit I. The cash portion of the Purchase Price is intended to be paid from the net proceeds of the initial public offering by Buyer of its shares, after payment of all costs and expenses of such offering including fees and expenses of legal counsel, investment bankers, accountants and other professionals directly engaged in connection with such public offering, which public offering is being made simultaneously with the Closing ("Public Offering Proceeds"). The cash portion of the Purchase Price shall be equal to an amount determined according to the following formula: One Hundred Million Dollars ($100,000,000) of the first Three Hundred Million Dollars ($300,000,000) of Public Offering Proceeds and 50% of the remaining Public Offering Proceeds in excess of Three Hundred Million ($300,000,000), up to the full payment of the Purchase Price in cash. The principal amount of the Note shall be the Purchase Price less this cash payment. The Purchase Price allocable to the International Network Assets shall be allocated first from this cash amount.

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The cash portion of the Purchase  Price shall be paid by the legal  entities set forth on Schedule 2.3, or as otherwise agreed by the parties.

                  2.4 The Closing. The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Bryan Cave LLP, 245 Park Avenue, New York, New York, commencing at 10:00 a.m. local time on such date as the Parties may agree ("Closing Date").

                  2.5 Deliveries at the Closing. The Parties shall make the following deliveries at Closing:

                  (a) The Seller shall execute and deliver to Buyer and the Buyer shall cause Savvis Communications Corporation, a Missouri corporation and Buyer's wholly-owned subsidiary, to execute and deliver to Seller each of the following agreements: (i) the Network Services Agreement substantially in the form of Exhibit A attached hereto, (ii) the Administrative Services Agreement substantially in the form of Exhibit B attached hereto, (iii) the Technical Services Agreement substantially in the form of Exhibit C attached hereto and
(iv) the Bill of Sale substantially in the form of Exhibit D attached hereto (collectively, the agreements listed in (a)(i) through (a)(iv) are sometimes referred to herein as the "Global Operative Agreements").

                  (b) The Seller shall cause the appropriate Seller Subsidiaries to execute and deliver, and Buyer shall cause the appropriate Buyer Subsidiaries to execute and deliver each of the following agreements: (i) the Local Contracts of Assignment substantially in the form of Exhibit E attached hereto, (ii) the Local Asset Transfer Agreements substantially in the form of Exhibit F attached hereto, (iii) the Local Network Services Agreements substantially in the form of Exhibit G attached hereto ("Local Network Services Agreement"), (iv) the Equipment Collocation Permits substantially in the form of Exhibit H attached hereto, (v) the Local Administrative Services Agreements attached as Exhibit A to the Administrative Services Agreement, which is Exhibit B to this Agreement,
(vi) the sublease for the Leased Assets (the "Sublease") substantially in the form of Exhibit K attached hereto, (vii) the Japanese Stock Purchase Agreement substantially in the form of Exhibit L attached hereto, and (viii) the Telerate Network Services Agreement substantially in the form of Exhibit B to the Network Services Agreement, which is Exhibit A to this Agreement (collectively, the agreements listed in (b)(i) through (b)(viii) are sometimes referred to herein as the "Local Operative Agreements").

                  (c) Seller and the Seller Subsidiaries shall have delivered to the Buyer satisfactory evidence of consent of Goldman Sachs and the participants in Seller's lenders group, consent to sublease of the Leased Assets, and such other consents to assignment of the Contracts (as described in Section 5.1 hereof) and attainment of governmental approvals as Seller and the Seller Subsidiaries shall have received as of the date hereof. To the extent Seller and the Seller Subsidiaries shall not have received such consents or governmental approvals, the rights and obligations of the parties with respect thereto shall be governed by Section 5.1 hereof.

                  (d) The Buyer will deliver to the Seller, or Buyer will cause the Buyer Subsidiaries to deliver to the Seller Subsidiaries, the Purchase Price as specified in Section 2.3 above.

                  2.6      Purchase Price Allocation and Adjustment.

                  (a) Subject to adjustment as provided in Section 2.6(b), the Purchase Price shall be allocated among the Purchased Assets as follows: The Purchase Price allocable to the International Network Assets shall be equal to the sum of the agreed upon value of such assets, as set forth on Schedule 1.10 ("Original Asset Value"). The Purchase Price allocable to the Interest shall be equal to the difference between the Purchase Price and the Original Value. The Parties believe that the allocations in this Section 2.6(a) reflect that most of the fair value of the Purchased Assets is contained in the assets of the LLC because of the positive cash flows generated by the US Network Assets.

                  (b) Within fifteen days after the Closing, Seller shall update
Schedule 1.10 and Schedule 1.17 attached hereto to include all US Network Assets and all International Network Assets owned by Seller and the Seller Subsidiaries as of the Effective Time. If the sum of the agreed upon value of the International Network Assets shown on such revised Schedule 1.10 (the "Revised Asset Value") exceeds the Original Asset Value, then the amount of the Purchase Price allocable to the International Network Assets pursuant to Section 2.6(a) above shall be increased, dollar for dollar, by such excess and the amount of the Purchase Price allocable to the Interest shall be decreased by such excess. Likewise, if the Revised Asset Value is less than the Original Asset Value, then the amount of the Purchase Price allocable to the International Network Assets pursuant to Section 2.6(a) above shall be decreased, dollar for dollar, by such amount and the amount of the Purchase Price allocable to the Interest shall be increased by such amount. In either event, Seller shall redistribute the cash portion of the Purchase Price paid by the Buyer hereunder such that the Seller Subsidiaries are compensated for the sale of International Network Assets entirely in cash. In the event sufficient cash is not available in the Purchase Price for this purpose, then the deficit shall be funded by means of an early prepayment under the Note.

                                   ARTICLE III
                    REPRESENTATIONS AND WARRANTIES OF SELLER

                  Seller   represents   and  warrants  to  the  Buyer  that  the
statements contained in this Article III are correct and complete as of the date of this Agreement.

                  3.1 Organization of Seller. Seller is a corporation duly organized, validly existing, and in good standing under the laws of the State of Missouri. Each of the Seller Subsidiaries is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction in which such entity was organized.

                  3.2 Authorization of Transaction. Seller has full corporate power and authority to execute and deliver this Agreement and the Global
Operative Agreements and to perform its obligations hereunder and thereunder. Each of this Agreement and the Global

Operative Agreements constitutes the valid and legally binding obligation of the Seller, enforceable in accordance with its terms and conditions. Each of the Seller Subsidiaries has full corporate power and authority to execute and deliver the respective Local Operative Agreements and to perform its obligations thereunder. The respective Local Operative Agreements constitute the valid and legally binding obligation of each of the Seller Subsidiaries, enforceable in accordance with their terms and conditions.

                  3.3 Noncontravention. Neither the execution and the delivery of this Agreement and the consummation of the transactions contemplated hereby by the Seller, nor the execution and delivery of the Global and Local Operative Agreements and the consummation of the transactions contemplated thereby by the Seller and by each of the Seller Subsidiaries will:

                  (a) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Seller or the Seller Subsidiaries, as the case may be, is subject or any provision of the charter or bylaws of the Seller or the Seller Subsidiaries, as the case may be,

                  (b) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Seller or the Seller Subsidiaries, as the case may be, is a party or by which they are bound or to which any of the Purchased Assets or US Network Assets are subject; or

                  (c) require Seller to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any third party, government or governmental agency.

Provided,  however,  that the  foregoing  representation  and  warranty  in this
Section 3.3 shall not apply to the extent:

                  (y) as set forth on Schedule 3.3, or

                  (z) as would not result in the imposition of any Impermissible Security Interest upon any of the International Network Assets or the US Network Assets, and where any violation, conflict, breach, default, acceleration, termination, modification, cancellation or failure to give notice would not have a material adverse effect on the value or use of the International Network Assets or the US Network Assets, or on the amount of the Assumed Liabilities, or on the ability of the parties to consummate the transactions contemplated by this Agreement or the Global Operative Agreements, or the ability of the parties' affiliates to consummate the transactions contemplated by the Local Operative Agreements to the extent these are executed and delivered at Closing.

                  3.4 Brokers' Fees. Seller has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Buyer could become liable or obligated.

         3.5      Purchased Assets; Assumed Liabilities.

                  (a) Except as set forth on Schedule 3.5(a), the International Network Assets, the US Network Assets and the Call Assets constitute all of the material assets of the Seller and the Seller Subsidiaries used in the IP Network.

                  (b) Each of the respective Seller and Seller Subsidiaries has good title to, or a valid leasehold interest in, the Purchased Assets and the US Network Assets, free and clear of all Impermissible Security Interests, and there exists no restriction on the transfer of such property, other than Impermissible Security Interests or restrictions which would not, in the aggregate, have a material adverse affect on the ability of the parties to consummate the transactions contemplated by this Agreement, the Global Operative Agreements or the Local Operative Agreements or on the value or use of the International Network Assets or the US Network Assets.

                  (c) Other than (i) the Assumed Liabilities incurred by Seller and Seller Subsidiaries in the ordinary course of business after December 31, 1999, (ii) the Contracts, and (iii) the Assumed Liabilities listed on Schedule 1.3, there are no Assumed Liabilities which are material to the business comprised of the Acquired Network Facilities, taken as a whole.

                  3.6 Contracts. Each of the Contracts material to the operation and use of the US Network Assets and the International Network Assets, taken as a whole, is set forth on Schedule 3.6 and is a valid and binding obligation of the parties thereto, enforceable in accordance with their terms and is in full force and effect. No party to any such contract is in material breach or violation thereof or default thereunder. Except for matters which would not, in the aggregate, have a material adverse effect on the value or use of the International Network Assets or the US Network Assets, or on the amount of the Assumed Liabilities, taken as a whole, no event has occurred which, through the passage of time or the giving of notice, or both, would constitute, and neither the execution of this Agreement nor the consummation of the transactions contemplated hereby do or will constitute or result in, a breach or violation of or default under any contract, or would cause the acceleration of any obligation of any party thereto or the creation of any Impermissible Security Interest upon any US Network Assets or International Network Assets.

                  3.7 Employees. Schedule 3.7 sets forth the names of all employees of the Seller who have been released by Seller or Seller Subsidiaries for transfer to the Buyer as of January 1, 2000 (the "Employees").

                  3.8 Disclaimer of Other Representations and Warranties EXCEPT AS EXPRESSLY SET FORTH IN THIS ARTICLE III, NEITHER THE SELLER NOR ANY OF THE SELLER SUBSIDIARIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, IN RESPECT OF ANY OF ITS ASSETS (INCLUDING, WITHOUT LIMITATION, THE PURCHASED ASSETS), LIABILITIES OR OPERATIONS, INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, AND ANY SUCH OTHER REPRESENTATIONS OR WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED. BUYER HEREBY ACKNOWLEDGES AND AGREES THAT, EXCEPT TO THE EXTENT SPECIFICALLY SET FORTH IN THIS ARTICLE III, THE BUYER AND EACH BUYER SUBSIDIARY IS PURCHASING THE PURCHASED ASSETS

ON AN "AS-IS, WHERE-IS" BASIS. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, NEITHER THE SELLER NOR THE SELLER SUBSIDIARIES MAKES ANY REPRESENTATION OR WARRANTY REGARDING ANY ASSETS OTHER THAN THE ACQUIRED NETWORK FACILITIES AND THE INTEREST AND SELLER AND SELLER SUBSIDIARIES EXPRESSLY HEREBY DISCLAIM ANY REPRESENTATIONS OR WARRANTIES REGARDING THE CALL ASSETS PRIOR TO SUCH ASSETS BEING ACQUIRED BY BUYER OR BUYER SUBSIDIARIES HEREUNDER OR REGARDING ANY LIABILITIES OTHER THAN THE ASSUMED LIABILITIES, AND NONE SHALL BE IMPLIED AT LAW OR IN EQUITY.

                                   ARTICLE IV
                   REPRESENTATIONS AND WARRANTIES OF THE BUYER

                  The Buyer represents and warrants to the Seller that the statements contained in this Article IV are correct and complete as of the date of this Agreement.

                  4.1 Organization of the Buyer. The Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. Each of the Buyer Subsidiaries is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction in which such entity was organized.

                  4.2 Authorization of Transaction. The Buyer has full corporate power and authority to execute and deliver this Agreement and the Global
Operative Agreements and to perform its obligations hereunder and thereunder. Each of this Agreement and the Global Operative Agreements constitutes the valid and legally binding obligation of the Buyer, enforceable in accordance with its terms and conditions. Each of the Buyer Subsidiaries has full corporate power and authority to execute and deliver the respective Local Operative Agreements and to perform its obligations thereunder. The respective Local Operative Agreements constitute the valid and legally binding obligation of each of the Buyer Subsidiaries, enforceable in accordance with their terms and conditions.

                  4.3 Noncontravention. Except as would not have a material adverse effect on ability of the parties to consummate the transactions contemplated by this Agreement or the Global Operative Agreements or the ability of the parties' affiliates to consummate the transactions contemplated by the Local Operative Agreements, neither the execution and the delivery of this Agreement and the consummation of the transactions contemplated hereby by the Buyer, nor the execution and delivery of the Global and Local Operative Agreements and the consummation of the transactions contemplated thereby by the Buyer and by each of the Buyer Subsidiaries will:

                  (a) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Buyer or the Buyer Subsidiaries, as the case may be, is subject or any provision of the charter or bylaws of the Buyer of the Buyer Subsidiaries, as the case may be;

                  (b) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Buyer or the Buyer Subsidiaries, as the case may be, is a party or by which they are bound; or

                  (c) require Buyer to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency.

                  4.4 Brokers' Fees. The Buyer has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Seller could become liable or obligated.

                                    ARTICLE V
               ADDITIONAL AGREEMENTS AND COVENANTS OF THE PARTIES

                  5.1 Notices and Consents. Except as set forth on Schedule 5.1 attached hereto, the Seller has given and obtained (or caused the Seller Subsidiaries to give or obtain) all third-party notices and consents and governmental approvals necessary to effect the purchase of the Purchased Assets and the assignment, to the extent a replacement contract has not been executed, of the Contracts and the assumption of the Assumed Liabilities hereunder. With respect to any third party notices or consents or governmental approvals that have not been given or obtained as of the date hereof, Seller covenants and agrees to use its reasonable best efforts to give or obtain (or cause the Seller Subsidiaries to give or obtain) the same. The Buyer agrees to fully cooperate with (and cause the Buyer Subsidiaries to fully cooperate with) the Seller and the Seller Subsidiaries in such efforts. Until such time as Seller or the Seller Subsidiaries shall have obtained all necessary third party consents to assignment by Buyer or the Buyer Subsidiaries of the Contracts and the assumption by the Buyer or the Buyer Subsidiaries of the Assumed Liabilities, Seller shall continue (or shall cause the Seller Subsidiaries to continue) to discharge and perform when due all obligations associated therewith, and Buyer shall reimburse Seller for any expenses directly attributable thereto.

                  5.2  Call   Right.   Seller,   for   itself   and  the  Seller
Subsidiaries, hereby grants to Buyer and the Buyer Subsidiaries the right to purchase (the "Call Right") the following assets ("Call Assets"):

                  (a) in each of the jurisdictions set forth on Schedule 5.2(a) hereof and such other jurisdictions as Buyer and Seller may, from time to time, mutually agree (the "Call Jurisdictions"), all of the IP Network assets owned by the Seller and/or the Seller Subsidiaries in each Call Jurisdiction, including those assets set forth in Schedule 5.2(a), subject to additions and deletions subsequent to the Closing permitted under the terms of this Agreement, and all contract rights associated therewith; provided, for the purpose of clarification, that telecommunications circuits to destinations in any Call Jurisdiction, but originating outside of such Call Jurisdiction, shall not be Call Assets and instead shall be included in the Acquired Network Facilities transferred hereunder at the initial Closing; and

                  (b) all the rights and obligations with respect to the satellite communications agreements and all rights and obligations in specific countries with respect thereto, as described in Schedule 5.2(b), subject to additions and deletions subsequent to the Closing permitted under the terms of this Agreement, (the "Satellite Rights").

Unless earlier terminated pursuant to Section 5.6 hereunder, the Call Right granted hereunder shall expire on the tenth anniversary of the date hereof ("Expiration Date"); provided, however, that if the term of the Network Services Agreement is extended beyond the Expiration Date, then the Expiration Date shall be the date upon which the Network Services Agreement, attached as Exhibit A hereto, is terminated. Upon the exercise of the Call Right in any Call Jurisdiction or with respect to the Satellite Rights, Buyer shall assume all liabilities and obligations of the Seller and/or the Seller Subsidiaries related to the respective Call Assets to the extent that such liabilities arise on or after the date of exercise.

                  5.3 Exercise of Call Right. Buyer shall use its reasonable best efforts, from and after the Closing, to secure the consents, licenses, and other authorizations, whether from governments or private parties, and to establish such foreign legal presence and to fulfill such other conditions, as are necessary in order to permit Buyer to acquire the Call Assets; provided, however, that this obligation shall not require that Buyer permit third parties to own a portion of any subsidiaries of Buyer unless Buyer otherwise agrees to such ownership. Prior to the receipt of all such material consents, licenses, and authorizations and the establishment of any necessary foreign presence, Buyer shall not be obligated to exercise the Call Right with respect to any or all of the Call Jurisdictions or with respect to the Satellite Rights, nor shall Buyer be obligated to exercise all the Call Rights at one time; rather, Buyer may exercise the Call Right in each Call Jurisdiction and with respect to the Satellite Rights separately, from time to time, and at any time prior to the Expiration Date subject to the immediately following provision. Upon the receipt of all material consents, licenses and authorizations and the establishment of any necessary foreign presence in any Call Jurisdiction or with respect to all the Satellite Rights connected with a particular third-party satellite contract, Buyer shall be obligated to proceed expeditiously with the exercise of the Call Right with respect to such Call Jurisdiction or Satellite Rights. The exercise price of the Call Right, other than with respect to Satellite Rights, in each Call Jurisdiction shall be $1.00 plus the net book value of the Call Assets in the applicable Call Jurisdiction(s) on the date of exercise of the Call Right for such Call Jurisdiction. The exercise of the Call Right with respect to the Satellite Rights shall only be permitted if made with respect to all Satellite Rights under a particular global satellite contract as set forth on Schedule 5.2(b), and the exercise price shall be $1 plus the assumption of all obligations of Seller with respect to such contract. The Call Assets shall be transferred via a Call Asset Transfer Agreement in substantially the form attached as Exhibit J hereto. Upon the exercise of a Call Right, a Local Network Services Agreement for the respective Call Jurisdiction substantially in the form of Exhibit G attached hereto will be executed by the appropriate Seller Subsidiaries and Buyer Subsidiaries.

                  5.4 Seller's Obligation with Respect to Call Assets. Until the earliest of (a) the Expiration Date, (b) the date upon which no Call Assets remain subject to the Call Right, or (c) the Call Right is terminated pursuant to Section 5.6, and subject at all times to the rights and obligations set forth in the Network Services Agreement executed between the parties as of the same date as the date of this Agreement:

                  (a) Seller shall maintain and operate (or cause the Seller Subsidiaries to maintain and operate) the Call Assets in the same manner and to the same extent as Seller and the Seller Subsidiaries, as the case may be, have maintained such assets to date. Seller shall take (and shall cause the Seller Subsidiaries to take) any and all actions reasonably necessary to fulfill its obligations hereunder;

                  (b) Seller shall not (nor shall it permit the Seller Subsidiaries to) dispose of, encumber or otherwise transfer any interest in, or amend, waive or modify any provision of or terminate any Contract relating to, the Call Assets without the prior written consent of Buyer which consent shall not be unreasonably withheld; provided, "unreasonable" shall be determined from the perspective of Buyer and shall include all actions which may have a material adverse effect if Buyer were to exercise the related Call Right;

                  (c) Seller shall provide (and shall cause the Seller Subsidiaries to provide) Buyer with notice of any events that have, or may have, a material adverse effect on the Call Assets or on Buyer's right or ability to exercise the Call Right with respect to any of the Call Assets;

                  (d) If Buyer chooses to exercise any Call Right prior to the receipt of all consents, licenses and other authorizations or establishment of the appropriate foreign legal presence, it does so with the assumption of all risk or other liability arising from such absence of necessary consents, license or other authorizations or legal presence. Upon exercise of any Call Right, Seller shall use its reasonable best efforts to obtain any required consent of any other contracting parties to the assignment or novation of any agreement pertaining to the applicable Call Assets, and Buyer shall use its reasonable best efforts to assist Seller in all such endeavors. Unless and until such consent shall be forthcoming and any relevant agreements shall have been assigned or novated, Buyer shall at its own cost and expense assume Seller's obligations under such agreements and Seller shall account to Buyer for all sums received therefrom. Seller will at Buyer's request and expense give to Buyer all assistance in the power of Seller to enable Buyer to enforce any of the agreements so assigned against the other contracting party or parties and, without prejudice to the generality of the foregoing, will provide all such relevant books, documents and other information as Buyer may require in relation thereto; and

                  (e) Buyer shall have no rights to use the Call Assets prior to exercise of the Call Rights, except as otherwise consented to by Seller, such consent not to be unreasonably withheld.

                  5.5 Buyer's Obligations with Respect to Call Assets. With respect to those Call Assets in the Call Jurisdictions set forth on Schedule 5.5 ("Short-Term Call Assets"), Buyer and Seller expect the exercise of the Call Right to occur within the calendar year 2000. Regardless if such exercise actually occurs in 2000, with respect to the Short-Term Call Assets, Buyer or the Buyer Subsidiaries shall reimburse the Seller or the Seller Subsidiaries for all costs requiring an expenditure of cash which are directly associated with the use, maintenance and operation of the Short-Term Call Assets, including, but not limited to, maintenance of leased lines. Seller shall invoice Buyer monthly for such costs. Likewise, Seller shall compensate Buyer for the use of the Short-Term Call Assets pursuant to such Network Services Agreement executed between the parties as of the same date as the date of this Agreement. Such obligations of Buyer and Seller shall run concurrently and shall continue until the Expiration Date, unless earlier terminated by mutual agreement of Buyer and Seller. No similar obligations will exist for Buyer or Seller with respect to the remaining Call Assets prior to the exercise of the Call Rights with respect thereto.

                  5.6 Termination of Call Right. The Call Right shall terminate automatically on the earlier of the Expiration Date or the date upon which Buyer has exercised the Call Right in each of the Call Jurisdictions. Prior to the Expiration Date, at any time and from time to time, the Call Right may be terminated with respect to any or all of the Call Jurisdictions upon the mutual agreement of the parties.

                  5.7 Employee Services. From and after the Closing until such time as the Employees are transferred to the Buyer pursuant to Section 5.8, Seller shall make all of the Employees available to Buyer on a full-time basis. Buyer shall reimburse Seller, on a monthly basis, for all payroll costs directly associated with such Employees.

                  5.8 Offers of Employment.

                  (a) As of December 31, 1999, Buyer has offered employment with the Buyer to the Employees, and Seller has released from their employment those Employees who accepted employment with the Buyer to enable them to commence their employment with the Buyer. Such Employees commenced employment with the Buyer on January 1, 2000 (the "Employment Date").

                  (b) Seller shall furnish Buyer with all employee data files related to the Employees. The Seller makes no representations or warranties concerning such files, or the contents or sufficiency thereof.

                  5.9 Employee Benefits.

                  (a) Employees shall continue to participate in each Employee Benefit Plan maintained by Seller until such time as Buyer establishes and maintains a substantially similar Employee Benefit Plan; provided that, as of the Employment Date, an Employee shall cease to be eligible to participate in the Bridge Information Systems, Inc. 401(k) Salary Savings Plan ("Bridge Plan") and shall be eligible to participate in the Savvis Communications Co. 401(k) Plan ("Savvis Plan"), in accordance with the terms of Section 5.9(b) and subject to the terms of the Savvis Plan. During the period in which Employees are participating in Seller's Employee Benefit Plans, Buyer shall reimburse Seller for any employer-paid amounts under such Employee Benefit Plans.

                  (b) As soon as practicable after the Employment Date, Seller shall cause to be transferred from the Bridge Plan to the Savvis Plan all Bridge Plan assets representing account balances of Employees under the Bridge Plan. Buyer and Seller shall take all such actions as are necessary to ensure that such transfer complies with all relevant provisions of Section 411(d)(6) of the Code and the regulations thereunder. Buyer shall amend the Savvis Plan, to the extent necessary, to provide that each Employee is credited, for all purposes under the Savvis Plan and subject to the other provisions of such plan, with all service completed prior to the Employment Date with Seller.

                  (c) Buyer shall assume the obligations in connection with accrued but unused vacation and shall be responsible for vacation pay at and after the Employment Date with respect to service (whether prior to or after the Employment Date) of all Employees. Buyer shall afford Employees credit for their period of employment with Seller for purposes of determining the amount of vacation to which the Employees are entitled each year and for purposes of determining all other seniority based benefits.

                  (d)  Buyer  and   Seller   acknowledge   and  agree  that  the
transactions contemplated by this Agreement shall not constitute a termination of employment of any Employee.

                  (e) No provision of this Agreement, including without limitation this Section 5.9, shall create any third-party beneficiary rights in any person or organization, including without limitation employees or former employees (including any beneficiary or dependent thereof) of Seller, unions or other representatives of such employees or former employees, or trustees, administrators, participants, or beneficiaries of any Employee Benefit Plan, and no provision of this Agreement, including this Section 5.9, shall create such third-party beneficiary rights in any such person or organization in respect of any benefits that may be provided, directly or indirectly, under any Employee Benefit Plan.

                  (f) Seller and Buyer shall cooperate as may reasonably be required with respect to each of the filings, calculations, and other actions necessary to effect the transactions contemplated by this Section 5.9 and in obtaining any government approvals as may be required hereunder.

                  5.10 Access to Employee Information. From and after the Closing, the parties hereto will cooperate with each other in the administration of any applicable Employee Benefit Plans and programs. To the extent permitted by law, at the Employment Date or within a reasonable time thereafter, the Seller will provide the Buyer the necessary employee data or copies thereof, including personnel and benefit information, maintained with respect to the Employees by the Seller or by its independent contractors, such as insurance companies and actuaries.

                  5.11 WARN Act Indemnification. The Buyer agrees to indemnify the Seller and its directors, officers, employees, consultants and agents for, and to hold the Seller and its directors, officers, employees, consultants and agents harmless from and against, any and all losses arising or resulting, or alleged to arise or result from the notification or other requirements of the WARN Act.

                  5.12 Workers' Compensation Claims. The Seller will be responsible for any workers' compensation claims by any Employee for injuries incurred prior to such Employee's Employment Date. The Buyer will be responsible for any workers' compensation claims for injuries incurred by any Employee on or after such Employee's Employment Date.

                  5.13 Employee Benefit Plans. Except as expressly provided in this Article V, the Buyer will not adopt, assume or otherwise become responsible for, either primarily or as a successor employer, any assets or liabilities of any Employee Benefit Plans, arrangements, commitments or policies currently provided by the Seller or by any member of its controlled group of corporations. In addition, the Buyer will not assume Seller's obligations under Code Section 4980B and ERISA Section 606 relating to individuals who are neither Employees nor dependents of Employees. Buyer shall be responsible for satisfying obligations under ERISA Section 606 and Code Section 4980 to provide continuation coverage to or with respect to any Employees with respect to any "qualifying event" which occurs on or following the Employment Date.

                  5.14 Further Assurances.  From and after Closing,  the parties shall do such acts and execute such documents and instruments as may be reasonably required to make effective the transactions contemplated hereby. In the event that consents, approvals, other authorizations or other acts contemplated by this Agreement have not been fully effected as of Closing, the parties will continue after Closing, without further consideration, to use their reasonable best efforts to carry out such transactions; provided, however, in the event that certain approvals, consents or other necessary documentation cannot be secured, then the party having legal responsibility, ownership or control shall act on behalf of the other party, without further consideration, to effect the essential intention of the parties with respect to the transactions contemplated by this Agreement.

                                   ARTICLE VI
                     REMEDIES FOR BREACHES OF THIS AGREEMENT

                  6.1 Survival of Representations and Warranties. The representations and warranties of the Seller contained in Article III of this Agreement and of the Buyer contained in Article IV of this Agreement shall survive for a period of one year following the Closing.

                  6.2 Indemnification Provisions for Benefit of the Buyer.

                  (a) Subject to the limitations set forth in Section 6.2(c) below, in the event the Seller or any Seller Subsidiary breaches any of its representations, warranties, and covenants contained in this Agreement, provided that the Buyer makes a written claim for indemnification against the Seller with respect to its representations and warranties within the survival period set forth in Section 6.1, then the Seller agrees to indemnify the Buyer and the Buyer Subsidiaries from and against the entirety of any Adverse Consequences the Buyer and the Buyer Subsidiaries shall suffer through and after the date of the claim for indemnification (but excluding any Adverse Consequences the Buyer or the Buyer Subsidiaries shall suffer after the end of any applicable survival period) caused proximately by the breach.

         (b) Subject to the limitations set forth in Section 6.2(c) below, Seller agrees to indemnify the Buyer and the Buyer Subsidiaries from and against the entirety of any Adverse Consequences the Buyer and the Buyer Subsidiaries shall suffer caused proximately by any liability of the Seller or any Seller Subsidiary which is a Retained Liability (including any liability of the Seller or any Seller Subsidiary that becomes a liability of the Buyer or any Buyer Subsidiary under any bulk transfer law of any jurisdiction, under any common law doctrine of de facto merger or successor liability, or otherwise by operation of law).

                  (c) Notwithstanding anything to the contrary, (i) Seller shall not have any liability under this Article VI in respect of any individual claim (or group of related claims) unless such claim or group of related claims exceeds $25,000, (ii) Seller shall not have any liability under this Article VI except and only to the extent the aggregate of permitted claims exceeds a deductible amount of $1,500,000, and (iii) Seller's aggregate liability under this Article VI shall not exceed $150,000,000; provided, however, that the foregoing limitations shall not apply to Seller's obligations under Section 2.2(b) and Section 6.2(d).

                  (d) Without limitation, Seller agrees to indemnify the Buyer and the Buyer Subsidiaries from and against the entirety of any Adverse Consequences the Buyer and the Buyer Subsidiaries shall suffer caused proximately by any liability or obligation of the Seller or any Seller Subsidiary which relates to data, information, or other content which has been, or should have been, delivered by the Seller or any Seller Subsidiaries to Buyer or any Buyer Subsidiaries for transmission over the IP Network.

                  6.3 Indemnification Provisions for Benefit of Seller.

                  (a) In the event the Buyer or any Buyer Subsidiary breaches any of its representations, warranties, and covenants contained in this Agreement, provided that the Seller makes a written claim for indemnification against the Buyer within the survival period with respect to its representations and warranties, then the Buyer agrees to indemnify the Seller and the Seller Subsidiaries from and against the entirety of any Adverse Consequences the Seller and the Seller Subsidiaries shall suffer through and after the date of the claim for indemnification (but excluding any Adverse Consequences the Seller and the Seller Subsidiaries shall suffer after the end of any applicable survival period) caused proximately by the breach.

                  (b) Buyer agrees to indemnify the Seller and the Seller Subsidiaries from and against the entirety of any Adverse Consequences the Seller and the Seller Subsidiaries shall suffer caused proximately by any liability of the Buyer or any Buyer Subsidiary which is an Assumed Liability.

                  6.4 Matters Involving Third Parties.

                  (a) If any third party shall notify any party (the "Indemnified Party") with respect to any matter (a "Third Party Claim") which may give rise to a claim for indemnification against the other party (the "Indemnifying Party") under this Article VI, then the Indemnified Party shall promptly (and in any event, if the matter concerns a legal proceeding, within 15 business days after receiving notice of the Third Party Claim, and with respect to any other matter, within 30 business days) notify the Indemnifying Party thereof in writing.

                  (b) The Indemnifying Party will have the right at any time to assume and thereafter conduct the defense of the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party; provided, however, that

                           (i) if the Third Party Claim falls within the scope of the indemnification set forth in Section 6.2(d), then the Indemnified Party shall have the right to refuse to accept such assumption of defense by Indemnifying Party unless and until such time as the Indemnifying Party shall provide to the Indemnified Party such assurances of payment and performance of such indemnification obligation as shall be reasonably satisfactory to the Indemnified Party; and

                           (ii) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably) unless the judgment or proposed settlement involves only the payment of money damages and does not impose an injunction or other equitable relief upon the Indemnified Party.

                  (c) Unless and until the Indemnifying Party assumes the defense of the Third Party Claim as provided in Section 6.4(b) above, however, the Indemnified Party may defend against the Third Party Claim in any manner it reasonably may deem appropriate, including, without limitation, consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim.

                  6.5 Call Right Remedies. The parties agree that the Call Assets and the Call Right are unique interests and that, in the event of Seller's breach of its obligations with respect to the Call Assets, monetary damages will not fully compensate Buyer. Therefore, the parties agree that Buyer shall have the remedies which are available to it for Seller's breach or violation of any of the provisions of this Agreement relating to the Call Assets, including, but not limited to, the equitable remedies for specific performance and injunctive relief.

                  6.6 Exclusive Remedy. The Buyer and the Seller acknowledge and agree that, subject to the other remedies granted to the Buyer in Section 6.5 hereof, the foregoing indemnification provisions in this Article VI shall be the exclusive remedy of the Buyer and the Seller with respect to the transactions contemplated by this Agreement.

                                   ARTICLE VII
                                  MISCELLANEOUS

                  7.1 No Third-party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the parties and their respective successors and permitted assigns.

                  7.2 Entire Agreement This Agreement (including the documents referred to herein) constitutes the entire agreement between the parties and supersedes any prior understandings, agreements, or representations by or between the parties, written or oral, to the extent they related in any way to the subject matter hereof.

                  7.3 Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party, which consent shall not be unreasonably withheld; provided, however, Seller and Seller Subsidiaries shall have the right to grant a security interest or mortgage with respect to, or make any assignment for security purposes or pledge of, Seller's and Seller Subsidiaries' rights under this Agreement and any of the Global Operative Agreements and the Local Operative Agreements, to the extent required by the senior lending group of Seller as a condition to granting the consent to the transaction contemplated hereby.

                  7.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

                  7.5 Headings. The Section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

                  7.6 Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

         If to the Seller: Bridge Information Systems, Inc.
                           Three World Financial Center
                           New York, New York 10285
                           (212) 372-7195 (fax)
                           Attention:  Zachary Snow,
                                    Executive Vice President and General Counsel

         If to the Buyer:  SAVVIS Communications Corporation
                           717 Office Parkway
                           St. Louis, Missouri 63141
                           (314) 468-7550 (fax)
                           Attention:  Steven M. Gallant,
                                     Vice President and General Counsel

Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

                  7.6 Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Missouri without giving effect to any choice or conflict of law provision or rule (whether of the State of Missouri or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Missouri.

                  7.7      Arbitration.

                  (a) The parties hereby agree to submit all disputes to rules of arbitration of the American Arbitration Association and the Missouri Uniform Arbitration Act (the "Rules") under the following provisions, which shall be final and binding upon the parties, their successors and assigns, and that the following provisions constitute a binding arbitration clause under applicable law. Either party may serve process or notice on the other in any arbitration or litigation in accordance with the notice provisions hereof. The parties agree not to disclose any information regarding any dispute or the conduct of any arbitration hereunder, including the existence of such dispute or such arbitration, to any person or entity other than such employees or representatives of such party as have a need to know.

                  (b) Either party may commence proceedings hereunder by delivery of written notice providing a reasonable description of the dispute to the other, including a reference to this provision (the "Dispute Notice"). Either party may initiate arbitration of a dispute by delivery of a demand therefor (the "Arbitration Demand") to the other party not sooner than 60 calendar days after the date of delivery of the Dispute Notice but at any time thereafter. The arbitration shall be conducted in St. Louis, Missouri.

                  (c) The arbitration shall be conducted by three arbitrators (the "Arbitrators"), one of whom shall be selected by Seller, one by Buyer, and the third by agreement of the other two not later than 10 days after appointment of the first two, or, failing such agreement, appointed pursuant to the Rules. If an Arbitrator becomes unable to serve, a successor shall be selected or appointed in the same manner in which the predecessor Arbitrator was appointed.

                  (d) The arbitration shall be conducted pursuant to such procedures as the parties may agree or, in the absence of or failing such agreement, pursuant to the Rules. Notwithstanding the foregoing, each party shall have the right to inspect the books and records of the other party that are reasonably related to the Dispute, and each party shall provide to the other, reasonably in advance of any hearing, copies of all documents which such party intends to present in such hearing and the names and addresses of all witnesses whose testimony such party intends to present in such hearing.

                  (e) All hearings shall be conducted on an expedited schedule, and all proceedings shall be confidential. Either party may at its expense make a stenographic record thereof.

                  (f) The Arbitrators shall complete all hearings not later than 90 calendar days after the Arbitrators' selection or appointment, and shall make a final award not later than 30 calendar days thereafter. The Arbitrators shall apportion all costs and expenses of the Arbitration, including the Arbitrators' fees and expenses of experts ("Arbitration Costs") between the prevailing and non-prevailing parties as the Arbitrators deem fair and reasonable. In circumstances where a Dispute has been asserted or defended against on grounds that the Arbitrators deem manifestly unreasonable, the Arbitrators may assess all Arbitration Costs against the non-prevailing party and may include in the award the prevailing party's attorneys' fees and expenses in connection with any and all proceedings under this Section 7.7.

                  (g) Either party may assert appropriate statutes of limitation as a defense in arbitration; provided, that upon delivery of a Dispute Notice any such statute shall be tolled pending resolution hereunder.

                  7.8 Amendments  and Waivers.  No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Buyer and the Seller. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

                  7.9 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

                  7.10 Expenses. Each of the Seller and the Buyer will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

                  7.11 Construction. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.

                  7.12 Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

                  7.13 Bulk Transfer Laws. The Buyer acknowledges that the Seller does not believe that the provisions of any bulk transfer laws of any jurisdiction are applicable to this transaction and will not comply with any such laws in connection with the transactions contemplated by this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                            SAVVIS COMMUNICATIONS CORPORATION

                                            By: __________________________
                                            Name: ________________________
                                            Title: _________________________

                                            BRIDGE INFORMATION SYSTEMS, INC.

                                            By: __________________________
                                            Name: ________________________
                                            Title: _________________________

                                    EXHIBIT A
                           NETWORK SERVICES AGREEMENT

             [This Exhibit A has been filed as a separate document]

                                    EXHIBIT B
                        ADMINISTRATIVE SERVICES AGREEMENT

                        ADMINISTRATIVE SERVICES AGREEMENT

         This ADMINISTRATIVE SERVICES AGREEMENT (the "AGREEMENT") is effective as of ______________, 2000 (the "EFFECTIVE DATE"), between SAVVIS Communications Corporation, a Missouri corporation ("SAVVIS"), and Bridge Information Systems, Inc., a Missouri corporation ("BRIDGE").

                                    RECITALS

         A. Bridge is engaged in the business of collecting and distributing various financial, news and other data.

         B. SAVVIS is engaged in the business of providing Internet backbone and other data transport services.

         C. SAVVIS and certain of its subsidiaries have acquired from Bridge and certain of its subsidiaries certain assets relating to the provision of Internet backbone and other data transport services, and may in the future acquire additional such assets from Bridge and certain of its subsidiaries, all pursuant to a Master Establishment and Transition Agreement between SAVVIS' corporate parent, SAVVIS Communications Corporation, a Delaware Corporation, and Bridge, of even date herewith (the "MASTER ESTABLISHMENT AND TRANSITION AGREEMENT").

         D. It is an obligation of the parties under the Master Establishment and Transition Agreement to cause this Administrative Services Agreement to be entered into between SAVVIS and Bridge, pursuant to which Bridge shall provide administrative services to SAVVIS relating to the assets acquired by SAVVIS pursuant to the Master Establishment and Transition Agreement.

         E. Together with this Agreement, the parties hereto are entering into a Network Services Agreement of even date herewith (the "NETWORK SERVICES AGREEMENT") providing for the provision of certain services to Bridge by SAVVIS and a Technical Services Agreement of even date herewith (the "TECHNICAL SERVICES AGREEMENT"), providing for the provision of certain services to SAVVIS by Bridge. Certain SAVVIS Subsidiaries and certain Bridge Subsidiaries are entering into, and may in the future enter into, Local Transfer Agreements (the "LOCAL TRANSFER AGREEMENTS"), Local Network Services Agreements (the "LOCAL
NETWORK SERVICES AGREEMENTS"), Equipment Collocation Permits (the "EQUIPMENT COLLOCATION PERMITS"), and Local Administrative Services Agreements (the "LOCAL ADMINISTRATIVE SERVICES AGREEMENTS").

         NOW, THEREFORE, in consideration of the premises, and the mutual covenants contained herein and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.       CONTRACT DOCUMENTS AND DEFINITIONS

         1.1. This Agreement shall consist of this Administrative Services Agreement by and between SAVVIS and Bridge, including all addenda to this Agreement entered into in the manner set forth herein (each an "ADDENDUM" and collectively the "ADDENDA"). This Agreement shall be interpreted wherever possible to avoid conflicts between the Sections hereof and the Attachments, provided that if such a conflict shall arise, the Attachments shall control.

         1.2. Whenever it is provided in this Agreement for a matter to be mutually agreed upon by the parties and set forth in an Addendum to this Agreement, either party may initiate the process of determining such matter by submitting a proposed outline or contents of such Addendum to the other party. Each party shall appoint a primary contact and a secondary contact for the completion of such Addendum, who shall be the contact points for every issue concerning such Addendum and who shall be informed of the progress of the project. The names of the contacts will be exchanged in writing by the parties. Using the contacts, the parties shall work together in good faith with such diligence as shall be commercially reasonable under the circumstances to complete such Addendum, provided, however, that neither party shall be obligated to enter into such an Addendum. Upon the completion of such Addendum, it shall be set forth in a written document and executed by the parties and shall become a part of this Agreement and shall be deemed to be incorporated herein by reference.

         1.3. Whenever used in this Agreement, the words and phrases listed below shall have the meanings given below, and all defined terms shall include the plural as well as the singular. Unless otherwise stated, the words "herein", "hereunder" and other similar words refer to this Agreement as a whole and not to a particular Section or other subdivision. The words "included" and "including" shall not be construed as terms of limitation.

                 "AFFILIATE" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act of 1934, as amended.

                 "AGREEMENT YEAR" shall mean a period of 12 months beginning on the Effective Date and each subsequent anniversary thereof.

                 "BRIDGE" means Bridge Information Systems, Inc., a Delaware corporation.

                 "BRIDGE SUBSIDIARIES" has the meaning assigned to the term "Seller Subsidiaries" in the Master Establishment and Transfer Agreement.

                 "CONFIDENTIAL INFORMATION" means all information concerning the business of Bridge, SAVVIS or any third party doing business with either of them that may be obtained from any source (i) by Bridge by virtue of its performance under this Agreement or
                 (ii) by SAVVIS by virtue of its use of the Services. Such information shall also include the terms of this Agreement (and negotiations and proposals from one party to the other related directly thereto), network designs and design recommendations, tools and programs, pricing, methods, processes, financial data, software, research, development, strategic plans or related information. All such information disclosed prior to the execution of this Agreement shall also be considered Confidential Information for purposes of this Agreement. Confidential Information shall not include information that:

                           (a) is already rightfully known to the receiving party at the time it is obtained by such party, free from any obligation to keep such information confidential; or

                           (b) is or becomes publicly known through no wrongful act of the receiving party; or

                           (c) is rightfully received by the receiving party from a third party without restriction and without breach of this Agreement.

                  "EFFECTIVE DATE" means the date set forth in the Preamble of this Agreement.

                  "INITIAL TERM" shall mean a period of three consecutive Agreement Years beginning on the Effective Date.

                  "SAVVIS" means SAVVIS Communications Corporation, a Missouri corporation.

                  "SAVVIS SUBSIDIARIES" has the meaning assigned to the term "Buyer Subsidiaries" in the Master Establishment and Transfer Agreement.

                  "SERVICES" means the services provided by Bridge to SAVVIS hereunder.

2.       THE SERVICES

         2.1. Bridge agrees to provide to SAVVIS some or all of the administrative services listed on Schedule 2.1 hereto which shall be referred to in this Agreement collectively as the "SERVICES" and individually as a "SERVICE."

         2.2. From time to time during the term of this Agreement, SAVVIS may terminate one or more Services being provided by Bridge hereunder by giving Bridge written notice at least 30 days prior to the effective date of such termination, with no liability to Bridge other than for charges (less any applicable credits) for such Service provided prior to the effective date of such termination. Any other changes to the Services shall be provided for in an Addendum mutually agreed upon by the parties in the manner set forth in Section 1.2 hereof.

         2.3. SAVVIS grants to Bridge a general power of attorney to act on behalf of SAVVIS in all matters relating to performance of the Services.

         2.4. In addition to the Services provided under this Agreement, it is expected that additional administrative services will be provided under the separate Local Administrative Services Agreements between certain SAVVIS Subsidiaries and certain Bridge Subsidiaries, substantially in the form of Exhibit A attached hereto. Services provided under each such Local Administrative Services Agreement shall be billed locally, in local currency.

3.       RATES AND CHARGES

         SAVVIS shall pay Bridge for the Services at rates to be mutually agreed by the parties; provided, however, that such rates shall be based on the cost to Bridge of providing the Services to SAVVIS, except to the extent contrary to local law.

4.       INVOICES

         4.1. The amounts due to Bridge from SAVVIS for the Services shall be billed monthly in arrears. All items on invoices not the subject of a bona fide dispute shall be payable by SAVVIS in United States currency within 30 days from the date of receipt of the invoice. All amounts not in dispute are subject to interest charges of 1-1/2 percent that will accrue daily on all amounts not paid within 30 days of the date of receipt of the invoice.

         4.2. SAVVIS shall pay any sales, use, value added, federal excise, utility, gross receipts, state and local surcharges, and similar taxes, charges or levies lawfully levied by a duly constituted taxing authority against or upon the Services. In the alternative, SAVVIS shall provide Bridge with a certificate evidencing SAVVIS' exemption from payment of or liability for such taxes. As part of the Services, Bridge will administer the payment of SAVVIS' payroll taxes. SAVVIS will reimburse Bridge for such payroll taxes as invoiced under this Agreement. All other taxes, charges or levies related to the Services, including any income, franchise, privilege, or occupation taxes of Bridge shall be paid by Bridge. Except as otherwise specifically addressed in this Agreement or Addenda hereto, each party shall pay its own taxes.

         4.3. Bona fide disputes concerning invoices shall be referred to the parties' respective Contract Managers for resolution. Any amount to which SAVVIS is entitled as a result of the resolution of a billing dispute shall be credited promptly to SAVVIS' account. Any amount to which Bridge is entitled as a result of the resolution of a billing dispute shall be paid promptly to Bridge.

5.       TERM AND EXTENSIONS

         5.1. The initial term of this Agreement shall be three years, commencing on the Effective Date, and shall continue in full force and effect unless terminated in accord with the provisions hereof.

         5.2. The term of this Agreement shall automatically extend for consecutive one-year periods unless either party gives the other party advance written notice of such party's intent not to extend not less than 60 days before the scheduled expiration of the then current term.

6.       TERMINATION BY BRIDGE

         Bridge shall have the right to terminate this Agreement if:

                  (a) SAVVIS has failed to pay any invoice that is not the subject of a bona fide dispute within 30 days of the date on which such payment is due and Bridge has provided SAVVIS with written notice thereof, provided that SAVVIS shall have 10 days from the time it receives such notice from Bridge of nonpayment to cure any such default;

                  (b) Bridge provides 10 days written notice of its intent to terminate in the event that SAVVIS has failed to perform or comply with or has violated any material representation, warranty, term, condition or obligation of SAVVIS under this Agreement, and SAVVIS has failed to cure such failure or violation within 60 days after receiving notice thereof from Bridge; or

                  (c) SAVVIS becomes the subject of a voluntary or involuntary bankruptcy, insolvency, reorganization or liquidation proceeding, makes an assignment for the benefit of creditors, admits in writing its inability to pay debts when due.

7.       CONTRACT MANAGERS

         7.1. CONTRACT MANAGER. SAVVIS shall assign a representative to serve as Bridge's point-of-contact for all matters concerning its performance under this Agreement.

         7.2. CONTRACT MANAGER. Bridge shall assign a representative to serve as SAVVIS' point-of-contact for all matters concerning its performance under this Agreement.

8.       RIGHTS AND OBLIGATIONS OF BRIDGE

         8.1. PROVISION OF THE SERVICES. Bridge shall provide the Services at Bridge facilities.

         8.2.    INSURANCE.

                 8.2.1. At all times during the term of this Agreement, Bridge shall maintain for itself, its officers, employees, agents and representatives insurance as shall be mutually agreed upon by the parties and set forth in an Addendum to this Agreement in the manner set forth herein.

                 8.2.2. Bridge shall furnish to SAVVIS, upon written request, certificates of insurance or other appropriate documentation (including evidence of renewal of insurance) evidencing the insurance coverage referenced above, naming SAVVIS as an additional insured. Such certificates or other documentation shall include a proviso whereby 15 days prior written notice shall be provided to SAVVIS prior to coverage cancellation or other material alteration by either Bridge or the applicable insurer. Such cancellation or material alteration shall not relieve Bridge of its continuing obligation to maintain insurance coverage in accordance with this Section.

                 8.2.3. In lieu of all or part of the insurance coverage specified in this Section, Bridge may self-insure with respect to any insurance coverage, except where expressly prohibited by law.

         8.3.    REPRESENTATIONS AND WARRANTIES.

                 8.3.1. Bridge hereby warrants that the Services will be provided in accordance with good business management practices and that it will use the same care in rendering the Services to SAVVIS as Bridge uses in rendering such services to itself.

                 8.3.2. THE FOREGOING WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITH RESPECT TO ANY GOODS PROVIDED INCIDENT TO THE SERVICES, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

9.       LIMITATIONS OF LIABILITY

         9.1. Neither party shall be liable to the other for indirect, incidental, consequential, exemplary, reliance or special damages, including damages for lost profits, regardless of the form of action whether in contract, indemnity, warranty, strict liability or tort, including negligence of any kind with respect to the Services or other conduct under this Agreement.

         9.2. Nothing contained in this Section shall limit either party's liability to the other for (a) willful or intentional misconduct, or (b) injury or death, or damage to tangible real or tangible personal property or the environment, when proximately caused by SAVVIS' or Bridge's negligence or that of their respective agents, subcontractors or employees.

10.      PROPRIETARY RIGHTS; LICENSE

         10.1. Bridge   hereby   grants   to   SAVVIS   a   non-exclusive    and
               non-transferable license to use all programming and software necessary for SAVVIS to use the Services. Such license is granted for the term of this Agreement for the sole purpose of enabling SAVVIS to use the Services.

         10.2. All title and property rights (including intellectual property rights) to Services (including associated programming and software) are and shall remain with Bridge. SAVVIS shall not attempt to examine, copy, alter, reverse engineer, decompile, disassemble, tamper with or otherwise misuse such Services, programming and software.

11.      CONFIDENTIALITY

         11.1. During the term of this Agreement and for a period of five years from the date of its expiration or termination (including all extensions thereof), each party agrees to maintain in strict confidence all Confidential

                Information. Neither party shall, without prior written consent of the other party, use the other party's Confidential Information for any purpose other than for the performance of its duties and obligations, and the exercise of its rights, under this Agreement. Each party shall use, and shall cause all authorized recipients of the other party's Confidential Information to use, the same degree of care to protect the other party's Confidential Information as it uses to protect its own Confidential Information, but in any event not less than a reasonable degree of care.

         11.2. Notwithstanding Section 12.1, either party may disclose the Confidential Information of the other party to: (a) its employees and the employees, directors and officers of its Affiliates as necessary to implement this Agreement; (b) employees, agents or representatives of the other party; or (c) other persons (including counsel, consultants, lessors or managers of facilities or equipment used by such party) in need of access to such information for purposes specifically related to either party's responsibilities under this Agreement, provided that any disclosure of Confidential Information under clause (c) shall be made only upon prior written approval of the other party and subject to the appropriate assurances that the recipient of such information shall hold it in strict confidence.

         11.3. Upon the request of the party having proprietary rights to Confidential Information, the party in possession of such information shall promptly return it (including any copies, extracts and summaries thereof, in whatever form and medium recorded) to the requesting party or, with the other party's written consent, shall promptly destroy it and provide the other party with written certification of such destruction.

         11.4. Either party may request in writing that the other party waive all or any portion of the requesting party's responsibilities relative to the other party's Confidential Information. Such waiver request shall identify the affected information and the nature of the proposed waiver. The recipient of the request shall respond within a reasonable time and, if it determines, in its sole discretion, to grant the requested waiver, it will do so in writing over the signature of an employee authorized to grant such request.

         11.5. Bridge and SAVVIS acknowledge that any disclosure or misappropriation of Confidential Information in violation of this Agreement could cause irreparable harm, the amount of which may be difficult to determine, thus potentially making any remedy at law or in damages inadequate. Each party, therefore, agrees that the other party shall have the right to apply to any court of competent jurisdiction for an order restraining any breach or threatened breach of this Section and for any other appropriate relief. This right shall be in addition to any other remedy available in law or equity.

         11.6. A party requested or ordered by a court or other governmental authority of competent jurisdiction to disclose another party's Confidential Information shall notify the other party in advance of any such disclosure and, absent the other party's consent to such disclosure, use its reasonable best efforts to resist, and to assist the other party in resisting, such disclosure. A party providing another party's Confidential Information to a court or other governmental authority shall use its reasonable best efforts to obtain a protective order or comparable assurance that the Confidential Information so provided will be held in confidence and not further disclosed to any other person, absent the owner's prior consent.

         11.7. The provisions of Section 12.1 above shall not apply to reasonably necessary disclosures in or in connection with filings under any securities laws, regulatory filings or proceedings, financial disclosures which in the good faith judgment of the disclosing party are required by law, disclosures required by court or tribunal or competent jurisdiction, or disclosures that may be reasonably necessary in connection with the performance or enforcement of this Agreement or any of the obligations hereof; provided, however, that if the receiving party would otherwise be required to refer to or describe any aspect of this Agreement in any of the preceding circumstances, the receiving party shall use its reasonable efforts to take such steps as are available under such circumstances (such as by providing a summary or synopsis) to avoid disclosure of the financial terms and conditions of this Agreement. Notwithstanding any provisions of this Agreement to the contrary, either party may disclose the terms and conditions of this Agreement in the course of a due diligence review performed in connection with prospective debt financing or equity investment by, or a sale to, a third party, so long as the persons conducting such due diligence review have agreed to maintain the confidentiality of such disclosure and not to use such disclosure for any purpose other such due diligence review.

12.      INDEMNIFICATIONS

         12.1. SAVVIS shall indemnify, defend, and hold Bridge (including any of its directors, officers, employees, agents or assigns) harmless from any claims, actions or suits to the extent that such claim or action arises from Bridge's provision to SAVVIS of the Services and to the extent that such claim, action or suit does not arise from the gross negligence or intentional misconduct of Bridge. SAVVIS may settle, or otherwise manage at its own cost and expense any such claims, actions or suits. Bridge shall notify SAVVIS promptly in writing of any such claim, action or suit and shall cooperate with SAVVIS in a reasonable way to facilitate the settlement or defense thereof.

         12.2. Bridge shall indemnify, defend, and hold SAVVIS (including any of its directors, officers, employees, agents or assigns) harmless from any claims, actions or suits to the extent that such claim or action arises from Bridge's gross negligence or intentional misconduct in the provision to SAVVIS of the Services, unless such claim, action or suit also arises from the gross negligence or intentional misconduct of SAVVIS. Bridge may settle, or otherwise manage at its own cost and expense any such claims, actions or suits. SAVVIS shall notify Bridge promptly in writing of any such claim, action or suit and shall cooperate with Bridge in a reasonable way to facilitate the settlement or defense thereof.

13.      DISPUTES

         13.1. Resolution of any and all disputes arising from or in connection with this Agreement, whether based on contract, tort, statute or otherwise, including disputes over arbitrability and disputes in connection with claims by third persons ("DISPUTES") shall be exclusively governed by and settled in accordance with the provisions of this Section 14. The foregoing shall not preclude recourse to judicial proceedings to obtain injunctive, emergency or other equitable relief to enforce the provisions of this Agreement, including specific performance, and to decide such issues as are required to be resolved in determining whether to grant such relief. Resolution of Disputes with respect to claims by third persons shall be deferred until any judicial proceedings with respect thereto are concluded.

         13.2. The parties hereby agree to submit all Disputes to rules of arbitration of the American Arbitration Association and the Missouri Uniform Arbitration Act (the "RULES") under the following provisions, which shall be final and binding upon the parties, their successors and assigns, and that the following provisions constitute a binding arbitration clause under applicable law. Either party may serve process or notice on the other in any arbitration or litigation in accordance with the notice provisions hereof. The parties agree not to disclose any information regarding any Dispute or the conduct of any arbitration hereunder, including the existence of such Dispute or such arbitration, to any person or entity other than such employees or representatives of such party as have a need to know.

         13.3. Either party may commence proceedings hereunder by delivery of written notice providing a reasonable description of the Dispute to the other, including a reference to this provision (the "DISPUTE NOTICE"). Either party may initiate arbitration of a Dispute by delivery of a demand therefor (the "ARBITRATION DEMAND") to the other party not sooner than 60 calendar days after the date of delivery of the Dispute Notice but at any time thereafter. The arbitration shall be conducted in St. Louis, Missouri.

         13.4. The arbitration shall be conducted by three arbitrators (the "ARBITRATORS"), one of whom shall be selected by Bridge, one by SAVVIS, and the third by agreement of the other two not later than 10 days after appointment of the first two, or, failing such agreement, appointed pursuant to the Rules. If an
                Arbitrator becomes unable to serve, a successor shall be selected or appointed in the same manner in which the predecessor Arbitrator was appointed.

         13.5. The arbitration shall be conducted pursuant to such procedures as the parties may agree or, in the absence of or failing such agreement, pursuant to the Rules. Notwithstanding the foregoing, each party shall have the right to inspect the books and records of the other party that are reasonably related to the Dispute, and each party shall provide to the other, reasonably in advance of any hearing, copies of all documents which such party intends to present in such hearing and the names and addresses of all witnesses whose testimony such party intends to present in such hearing.

         13.6. All hearings shall be conducted on an expedited schedule, and all proceedings shall be confidential. Either party may at its expense make a stenographic record thereof.

         13.7. The Arbitrators shall complete all hearings not later than 90 calendar days after the Arbitrators' selection or appointment, and shall make a final award not later than 30 calendar days thereafter. The Arbitrators shall apportion all costs and expenses of the Arbitration, including the Arbitrators' fees and expenses of experts ("ARBITRATION COSTS") between the prevailing and non-prevailing parties as the Arbitrators deem fair and reasonable. In circumstances where a Dispute has been asserted or defended against on grounds that the Arbitrators deem manifestly unreasonable, the Arbitrators may assess all
                Arbitration Costs against the non-prevailing party and may include in the award the prevailing party's attorneys' fees and expenses in connection with any and all proceedings under this
                Section 14.

         13.8. Either party may assert appropriate statutes of limitation as a defense in arbitration; provided, that upon delivery of a Dispute Notice any such statute shall be tolled pending resolution hereunder.

         13.9. Pending the resolution of any dispute or controversy arising under this Agreement, the parties shall continue to perform their respective obligations hereunder, and Bridge shall not discontinue, disconnect or in any other fashion cease to provide all or any substantial portion of the Services to SAVVIS unless otherwise directed by SAVVIS. This Section shall not apply where SAVVIS is in default under this Agreement.

14.      FORCE MAJEURE

         14.1. In no event shall either party be liable to the other for any failure to perform hereunder that is due to war, riots, embargoes, strikes or other concerted acts of workers (whether of a party hereto or of others), casualties, accidents or other causes to the extent that such failure and the consequences thereof are reasonably beyond the control and without the fault or negligence of the party claiming excuse. Each party shall, with the cooperation of the other party, use reasonable efforts to mitigate the extent of any failure to perform and the adverse consequences thereof.

         14.2. If Bridge cannot promptly provide a suitable temporary Bridge alternative to a Service subject to an interruption in connection with the existence or a force majeure condition, SAVVIS may, at its option and at its own cost, contract with one or more third parties for any or all affected Services for the shortest commercially available period likely to cover the reasonably expected duration of the Interruption, and may suspend Bridge's provision of such Services for such period. Bridge shall not charge SAVVIS for any Services thus suspended during the period of suspension. Bridge shall resume provision of the suspended Services upon the later of the termination or expiration of SAVVIS' legally binding commitments under contracts with third parties for alternative services or the cessation or remedy of the force majeure condition.

         14.3. In the event that a force majeure condition shall continue for more than 60 days, SAVVIS may cancel the affected Services with no further liability to Bridge other than for Services received by SAVVIS prior to the occurrence of the force majeure condition.

15.      GENERAL PROVISIONS

         15.1. NO THIRD-PARTY BENEFICIARIES. This Agreement shall not confer any rights or remedies upon any person or entity other than the parties and their respective successors and permitted assigns.

         15.2. ENTIRE AGREEMENT. This Agreement (including the documents referred to herein) constitutes the entire agreement between the parties and supersedes any prior understandings, agreements, or representations by or between the parties, written or oral, to the extent they related in any way to the subject matter hereof.

         15.3. SUCCESSION AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party, which consent shall not be unreasonably withheld.

         15.4. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

         15.5. HEADINGS. The Section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         15.6. NOTICES. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

                If to Bridge:    Bridge Information Systems, Inc.
                                 Three World Financial Center
                                 New York, New York 10285
                                 (212) 372-7195 (fax)
                                 Attention: Zachary Snow,
                                            Executive Vice President and
                                            General Counsel

                  If to SAVVIS:  SAVVIS Communications Corporation
                                 717 Office Parkway
                                 St. Louis, Missouri 63141
                                 (314) 468-7550 (fax)
                                 Attention:  Steven M. Gallant,
                                             Vice President and General Counsel

                  Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

         15.7. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Missouri without giving effect to any choice or conflict of law provision or rule (whether of the State of Missouri or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Missouri.

         15.8. AMENDMENTS AND WAIVERS. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by SAVVIS and Bridge. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

         15.9. SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

         15.10. EXPENSES. Each party will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

         15.11. CONSTRUCTION. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.

         15.12. ADDENDA AND SCHEDULES. The Addenda and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Administrative Services Agreement to be executed as of the date first above written.

                                         SAVVIS COMMUNICATIONS CORPORATION

                                         By
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                         BRIDGE INFORMATION SYSTEMS, INC.

                                         By
                                              ----------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                              ----------------------------------

                SCHEDULE 2.1 TO ADMINISTRATIVE SERVICE AGREEMENT

                          ADMINISTRATIVE SERVICES TO BE
                          PROVIDED BY BRIDGE TO SAVVIS


Service to be provided

Facility rental & operation

Equipment maintenance

Risk management services

Tax planning administration

Tax compliance

Treasury management

Financial planning

Human resource services

Payroll administration

Accounting, bookkeeping,
financial statement preparation

Procurement

PC support

LAN and WAN support

IT planning, installation and
support

Travel expenses (directly on
behalf of SAVVIS)

                 EXHIBIT A TO ADMINISTRATIVE SERVICES AGREEMENT

                 FORM OF LOCAL ADMINISTRATIVE SERVICES AGREEMENT

         This LOCAL ADMINISTRATIVE SERVICES AGREEMENT (the "AGREEMENT") is effective as of ______________, 2000 (the "EFFECTIVE DATE"), between [local SAVVIS entity], a company organized under the laws of [country] ("SAVVIS"), and [local Bridge/Telerate entity], a company organized under the laws of [country] ("PROVIDER").

                                    RECITALS

         A. Provider is engaged in the business of collecting and distributing various financial, news and other data in [country] (the "JURISDICTION").

         B. SAVVIS is engaged in the business of providing Internet backbone and other data transport services in the Jurisdiction.

         C. SAVVIS Parent and Bridge Parent have entered into an Administrative Services Agreement, of even date herewith (the "ADMINISTRATIVE SERVICES AGREEMENT") for the provision and receipt of similar services on a world-wide basis at the parent level as are being provided and received by the parties to this Agreement within the Jurisdiction.

         D. Together with this Agreement, the SAVVIS is entering into certain other agreements with Provider, or Affiliates of Provider, related to their operations in the Jurisdiction, including Local Transfer Agreements, Equipment Collocation Permits, and Local Network Services Agreements.

         NOW, THEREFORE, in consideration of the premises, and the mutual covenants contained herein and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.       CONTRACT DOCUMENTS AND DEFINITIONS

         1.1. This Agreement shall consist of this Local Administrative Services Agreement by and between SAVVIS and Provider, including all addenda to this Agreement entered into in the manner set forth herein (each an "ADDENDUM" and collectively the "ADDENDA"). This Agreement shall be interpreted wherever possible to avoid conflicts between the Sections hereof and the Attachments, provided that if such a conflict shall arise, the Attachments shall control.

         1.2. Whenever it is provided in this Agreement for a matter to be mutually agreed upon by the parties and set forth in an Addendum to this Agreement, either party may initiate the process of determining such matter by submitting a proposed outline or contents of such Addendum to the other party. Each party shall appoint a primary contact and a secondary contact for the completion of such Addendum, who shall be the contact points for every issue concerning such Addendum and who shall be informed of the progress of the project. The names of the contacts will be exchanged in writing by the parties. Using the contacts, the parties shall work together in good faith with such diligence as shall be commercially reasonable under the circumstances to complete such Addendum, provided, however, that neither party shall be obligated to enter into such an Addendum. Upon the completion of such Addendum, it shall be set forth in a written document and executed by the parties and shall become a part of this Agreement and shall be deemed to be incorporated herein by reference.

         1.3. Whenever used in this Agreement, the words and phrases listed below shall have the meanings given below, and all defined terms shall include the plural as well as the singular. Unless otherwise stated, the words "herein", "hereunder" and other similar words refer to this Agreement as a whole and not to a particular Section or other subdivision. The words "included" and "including" shall not be construed as terms of limitation.

                  "AFFILIATE" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act of 1934, as amended.

                  "AGREEMENT YEAR" shall mean a period of 12 months beginning on the Effective Date and each subsequent anniversary thereof.

                  "BRIDGE PARENT" means Bridge Information Systems, Inc., a Delaware corporation.

                  "CONFIDENTIAL INFORMATION" means all information concerning the business of Provider, SAVVIS or any third party doing business with either of them that may be obtained from any source (i) by Provider by virtue of its performance under this Agreement or (ii) by SAVVIS by virtue of its use of the Services. Such information shall also include the terms of this Agreement (and negotiations and proposals from one party to the other related directly thereto), network designs and design recommendations, tools and programs, pricing, methods, processes, financial data, software, research, development, strategic plans or related information. All such information disclosed prior to the execution of this Agreement shall also be considered Confidential Information for purposes of this Agreement. Confidential Information shall not include information that:

                           (a) is already rightfully known to the receiving party at the time it is obtained by such party, free from any obligation to keep such information confidential; or

                           (b) is or becomes publicly known through no wrongful act of the receiving party; or

                           (c) is rightfully received by the receiving party from a third party without restriction and without breach of this Agreement.

                  "EFFECTIVE DATE" means the date set forth in the Preamble of this Agreement.

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

                  "INITIAL TERM" has the meaning set forth in Section 5.1 below.

                  "PROVIDER" means [local Bridge/Telerate entity], a company organized under the laws of [country].

                  "SAVVIS" means [local SAVVIS entity], a company organized under the laws of [country].

                  "SAVVIS PARENT" means SAVVIS Communications Corporation, a Missouri corporation.

                  "SERVICES" has the meaning set forth in Section 2.1 below.

2.       THE SERVICES

         2.1. Provider agrees to provide to SAVVIS some or all of the administrative services listed on Schedule 2.1 hereto which shall be referred to in this Agreement collectively as the "SERVICES" and individually as a "SERVICE."

         2.2. From time to time during the term of this Agreement, SAVVIS may terminate one or more Services being provided by Provider hereunder by giving Provider written notice at least 30 days prior to the effective date of such termination, with no liability to Provider other than for charges (less any applicable credits) for such Service provided prior to the effective date of such termination. Any other changes to the Services shall be provided for in an Addendum mutually agreed upon by the parties in the manner set forth in Section 1.2 hereof.

         2.3. SAVVIS grants to Provider a general power of attorney to act on behalf of SAVVIS in all matters relating to performance of the Services.

3.       RATES AND CHARGES

         SAVVIS shall pay Provider for the Services at rates to be mutually agreed by the parties; provided, however, that such rates shall be based on the cost to Provider of providing the Services to SAVVIS, except to the extent contrary to local law.

4.       INVOICES

         4.1. The amounts due to Provider from SAVVIS for the Services shall be billed monthly in arrears. All items on invoices not the subject of a bona fide dispute shall be payable by SAVVIS in [country] currency within 30 days from the date of receipt of the invoice. All amounts not in dispute are subject to interest charges of 1-1/2 percent that will accrue daily on all amounts not paid within 30 days of the date of receipt of the invoice.

         4.2. SAVVIS shall pay any sales, use, value added, federal excise, utility, gross receipts, state and local surcharges, and similar taxes, charges or levies lawfully levied by a duly constituted taxing authority against or upon the Services. In the alternative, SAVVIS shall provide Provider with a certificate evidencing SAVVIS' exemption from payment of or liability for such taxes. As part of the Services, Provider will administer the payment of SAVVIS' payroll taxes.

                  SAVVIS will reimburse Provider for such payroll taxes as invoiced under this Agreement. All other taxes, charges or levies related to the Services, including any income, franchise, privilege, or occupation taxes of Provider shall be paid by Provider. Except as otherwise specifically addressed in this Agreement or Addenda hereto, each party shall pay its own taxes.

         4.3. Bona fide disputes concerning invoices shall be referred to the parties' respective Contract Managers for resolution. Any amount to which SAVVIS is entitled as a result of the resolution of a billing dispute shall be credited promptly to SAVVIS' account. Any amount to which Provider is entitled as a result of the resolution of a billing dispute shall be paid promptly to Provider.

5.       TERM AND EXTENSIONS

         5.1. The Initial Term of this Agreement shall be three years, commencing on the Effective Date, and shall continue in full force and effect unless terminated in accord with the provisions hereof.

         5.2. The term of this Agreement shall automatically extend for consecutive one-year periods unless either party gives the other party advance written notice of such party's intent not to extend not less than 60 days before the scheduled expiration of the then current term.

         5.3. The above provisions of this Section 5 notwithstanding, the term of this Agreement, including the Initial Term and any extension provided under Section 5.2 shall not extend beyond the term of the Administrative Services Agreement.

6.       TERMINATION BY PROVIDER

         6.1.     Provider shall have the right to terminate this Agreement if:

                  (a) SAVVIS has failed to pay any invoice that is not the subject of a bona fide dispute within 30 days of the date on which such payment is due and Provider has provided SAVVIS with written notice thereof, provided that SAVVIS shall have 10 days from the time it receives such notice from Provider of nonpayment to cure any such default;

                  (b) Provider provides 10 days written notice of its intent to terminate in the event that SAVVIS has failed to perform or comply with or has violated any material representation, warranty, term, condition or obligation of SAVVIS under this Agreement, and SAVVIS has failed to cure such failure or violation within 60 days after receiving notice thereof from Provider;

                  (c) SAVVIS becomes the subject of a voluntary or involuntary bankruptcy, insolvency, reorganization or liquidation proceeding, makes an assignment for the benefit of creditors, admits in writing its inability to pay debts when due; or

                  (d) SAVVIS Parent defaults under the terms of the Administrative Service Agreement.

7.       CONTRACT MANAGERS

         7.1. SAVVIS CONTRACT MANAGER. SAVVIS shall assign a representative to serve as Provider's point-of-contact for all matters concerning its performance under this Agreement.

         7.2.     BRIDGE   CONTRACT    MANAGER.    Provider   shall   assign   a
                  representative to serve as SAVVIS' point-of-contact for all matters concerning its performance under this Agreement.

8.       RIGHTS AND OBLIGATIONS OF PROVIDER

         8.1. PROVISION OF THE SERVICES. Provider shall provide the Services at its facilities.

         8.2.     INSURANCE.

                  8.2.1. At  all  times  during  the  term  of  this  Agreement,
                         Provider shall maintain for itself, its officers, employees, agents and representatives insurance as shall be mutually agreed upon by the parties and set forth in an Addendum to this Agreement in the manner set forth herein.

                  8.2.2. Provider shall furnish to SAVVIS, upon written request, certificates of insurance or other appropriate documentation (including evidence of renewal of insurance) evidencing the insurance coverage referenced above, naming SAVVIS as an additional insured. Such certificates or other documentation shall include a proviso whereby 15 days prior written notice shall be provided to SAVVIS prior to coverage cancellation or other material alteration by either Provider or the applicable insurer. Such cancellation or material alteration shall not relieve Provider of its continuing obligation to maintain insurance coverage in accordance with this Section.

                  8.2.3. In  lieu  of all or  part  of  the  insurance  coverage specified in this Section, Provider may self-insure with respect to any insurance coverage, except where expressly prohibited by law.

         8.3.     REPRESENTATIONS AND WARRANTIES.

                  8.3.1. Provider  hereby  warrants  that the  Services  will be provided in accordance with good business management practices and that it will use the same care in rendering the Services to SAVVIS as Provider uses in rendering such services to itself.

                  8.3.2. THE  FOREGOING  WARRANTIES  ARE IN  LIEU  OF ALL  OTHER
                         WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITH RESPECT TO ANY GOODS PROVIDED INCIDENT TO THE

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

                         SERVICES, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

9.       LIMITATIONS OF LIABILITY

         9.1. Neither party shall be liable to the other for indirect, incidental, consequential, exemplary, reliance or special damages, including damages for lost profits, regardless of the form of action whether in contract, indemnity, warranty, strict liability or tort, including negligence of any kind with respect to the Services or other conduct under this Agreement.

         9.2. Nothing contained in this Section shall limit either party's liability to the other for (a) willful or intentional misconduct, or (b) injury or death, or damage to tangible real or tangible personal property or the environment, when proximately caused by SAVVIS' or Provider's negligence or that of their respective agents, subcontractors or employees.

10.      PROPRIETARY RIGHTS; LICENSE

         10.1. Provider hereby grants to SAVVIS a non-exclusive and non-transferable license to use all programming and software necessary for SAVVIS to use the Services. Such license is granted for the term of this Agreement for the sole purpose of enabling SAVVIS to use the Services.

         10.2. All title and property rights (including intellectual property rights) to Services (including associated programming and software) are and shall remain with Provider. SAVVIS shall not attempt (except as permitted by applicable law) to examine, copy, alter, reverse engineer, decompile, disassemble, tamper with or otherwise misuse such Services, programming and software.

11.      CONFIDENTIALITY

         11.1. During the term of this Agreement and for a period of five years from the date of its expiration or termination (including all extensions thereof), each party agrees to maintain in strict confidence all Confidential Information. Neither party shall, without prior written consent of the other party, use the other party's Confidential Information for any purpose other than for the performance of its duties and obligations, and the exercise of its rights, under this
                  Agreement. Each party shall use, and shall cause all authorized recipients of the other party's Confidential Information to use, the same degree of care to protect the other party's Confidential Information as it uses to protect its own Confidential Information, but in any event not less than a reasonable degree of care.

         11.2. Notwithstanding Section 11.1, either party may disclose the Confidential Information of the other party to: (a) its employees and the employees, directors and officers of its Affiliates as necessary to implement this Agreement; (b) employees, agents or representatives of the other party; or
                  (c) other persons (including counsel, consultants, lessors or managers of facilities or equipment used by such party) in need of access to such information for purposes specifically related to either party's responsibilities under this
                  Agreement,   provided  that  any
                  disclosure of Confidential Information under clause (c) shall be made only upon prior written approval of the other party and subject to the appropriate assurances that the recipient of such information shall hold it in strict confidence.

         11.3. Upon the request of the party having proprietary rights to Confidential Information, the party in possession of such information shall promptly return it (including any copies, extracts and summaries thereof, in whatever form and medium recorded) to the requesting party or, with the other party's written consent, shall promptly destroy it and provide the other party with written certification of such destruction.

         11.4. Either party may request in writing that the other party waive all or any portion of the requesting party's responsibilities relative to the other party's Confidential Information. Such waiver request shall identify the affected information and the nature of the proposed waiver. The recipient of the request shall respond within a reasonable time and, if it determines, in its sole discretion, to grant the requested waiver, it will do so in writing over the signature of an employee authorized to grant such request.

         11.5. Provider and SAVVIS acknowledge that any disclosure or misappropriation of Confidential Information in violation of this Agreement could cause irreparable harm, the amount of which may be difficult to determine, thus potentially making any remedy at law or in damages inadequate. Each party, therefore, agrees that the other party shall have the right to apply to any court of competent jurisdiction for an order restraining any breach or threatened breach of this Section and for any other appropriate relief. This right shall be in addition to any other remedy available in law or equity.

         11.6. A party requested or ordered by a court or other governmental authority of competent jurisdiction to disclose another party's Confidential Information shall notify the other party in advance of any such disclosure and, absent the other party's consent to such disclosure, use its reasonable best efforts to resist, and to assist the other party in resisting, such disclosure. A party providing another party's Confidential Information to a court or other governmental authority shall use its reasonable best efforts to obtain a protective order or comparable assurance that the Confidential Information so provided will be held in confidence and not further disclosed to any other person, absent the owner's prior consent.

         11.7. The provisions of Section 11.1 above shall not apply to reasonably necessary disclosures in or in connection with filings under any securities laws, regulatory filings or proceedings, financial disclosures which in the good faith judgment of the disclosing party are required by law, disclosures required by court or tribunal or competent jurisdiction, or disclosures that may be reasonably necessary in connection with the performance or enforcement of this Agreement or any of the obligations hereof; provided, however, that if the receiving party would otherwise be required to refer to or describe any aspect of this Agreement in any of the preceding circumstances, the receiving party shall use its reasonable efforts to take such steps as are available under such circumstances (such as by providing a summary or synopsis) to avoid disclosure of the financial terms and conditions of this Agreement. Notwithstanding any provisions of this Agreement to the contrary, either party may disclose the terms and conditions of this Agreement in the course of a due diligence review performed in connection with prospective debt financing or equity investment by, or a sale to, a third party, so long as the persons conducting such due diligence review have agreed to maintain the confidentiality of such disclosure and not to use such disclosure for any purpose other such due diligence review.

12.      INDEMNIFICATIONS

         12.1. SAVVIS shall indemnify, defend, and hold Provider (including any of its directors, officers, employees, agents or assigns) harmless from any claims, actions or suits to the extent that such claim or action arises from Provider's provision to SAVVIS of the Services and to the extent that such claim, action or suit does not arise from the gross negligence or intentional misconduct of Provider. SAVVIS may settle, or otherwise manage at its own cost and expense any such claims, actions or suits. Provider shall notify SAVVIS promptly in writing of any such claim, action or suit and shall cooperate with SAVVIS in a reasonable way to facilitate the settlement or defense thereof.

         12.2. Provider shall indemnify, defend, and hold SAVVIS (including any of its directors, officers, employees, agents or assigns) harmless from any claims, actions or suits to the extent that such claim or action arises from Provider's gross negligence or intentional misconduct in the provision to SAVVIS of the Services, unless such claim, action or suit also arises from the gross negligence or intentional misconduct of SAVVIS. Provider may settle, or otherwise manage at its own cost and expense any such claims, actions or suits. SAVVIS shall notify Provider promptly in writing of any such claim, action or suit and shall cooperate with Provider in a reasonable way to facilitate the settlement or defense thereof.

13.      DISPUTES

         13.1. Resolution of any and all disputes arising from or in connection with this Agreement, whether based on contract, tort, statute or otherwise, including disputes over arbitrability and disputes in connection with claims by third persons ("DISPUTES") shall be exclusively governed by and settled in accordance with the provisions of this Section 13. The foregoing shall not preclude recourse to judicial proceedings to obtain injunctive, emergency or other equitable relief to enforce the provisions of this Agreement, including specific performance, and to decide such issues as are required to be resolved in determining whether to grant such relief. Resolution of Disputes with respect to claims by third persons shall be deferred until any judicial proceedings with respect thereto are concluded.

         13.2. The parties hereby agree to submit all Disputes to rules of arbitration of the American Arbitration Association and the Missouri Uniform Arbitration Act (the "RULES") under the following provisions, which shall be final and binding upon the parties, their successors and assigns, and that the following provisions constitute a binding arbitration clause under applicable law. Either party may serve process or notice on the other in any arbitration or litigation in accordance with the notice provisions hereof. The parties agree not to disclose any information regarding any Dispute or the conduct of any arbitration hereunder, including the existence of such Dispute or such arbitration, to any person or entity other than such employees or representatives of such party as have a need to know.

         13.3. Either party may commence proceedings hereunder by delivery of written notice providing a reasonable description of the Dispute to the other, including a reference to this provision (the "DISPUTE NOTICE"). Either party may initiate arbitration of a Dispute by delivery of a demand therefor (the "ARBITRATION DEMAND") to the other party not sooner than 60 calendar days after the date of delivery of the Dispute Notice but at any time thereafter. The arbitration shall be conducted in St. Louis, Missouri.

         13.4. The arbitration shall be conducted by three arbitrators (the "ARBITRATORS"), one of whom shall be selected by Provider, one by SAVVIS, and the third by agreement of the other two not later than 10 days after appointment of the first two, or, failing such agreement, appointed pursuant to the Rules. If an Arbitrator becomes unable to serve, a successor shall be selected or appointed in the same manner in which the predecessor Arbitrator was appointed.

         13.5. The arbitration shall be conducted pursuant to such procedures as the parties may agree or, in the absence of or failing such agreement, pursuant to the Rules. Notwithstanding the foregoing, each party shall have the right to inspect the books and records of the other party that are reasonably related to the Dispute, and each party shall provide to the other, reasonably in advance of any hearing, copies of all documents which such party intends to present in such hearing and the names and addresses of all witnesses whose testimony such party intends to present in such hearing.

         13.6. All hearings shall be conducted on an expedited schedule, and all proceedings shall be confidential. Either party may at its expense make a stenographic record thereof.

         13.7. The Arbitrators shall complete all hearings not later than 90 calendar days after the Arbitrators' selection or appointment, and shall make a final award not later than 30 calendar days thereafter. The Arbitrators shall apportion all costs and expenses of the Arbitration, including the Arbitrators' fees and expenses of experts ("ARBITRATION COSTS") between the prevailing and non-prevailing parties as the Arbitrators deem fair and reasonable. In circumstances where a Dispute has been asserted or defended against on grounds that the Arbitrators deem manifestly unreasonable, the Arbitrators may assess all Arbitration Costs against the non-prevailing party and may include in the award the prevailing party's attorneys' fees and expenses in connection with any and all proceedings under this Section 13.

         13.8. Either party may assert appropriate statutes of limitation as a defense in arbitration; provided, that upon delivery of a Dispute Notice any such statute shall be tolled pending resolution hereunder.

         13.9. Pending the resolution of any dispute or controversy arising under this Agreement, the parties shall continue to perform their respective obligations hereunder, and Provider shall not discontinue, disconnect or in any other fashion cease to provide all or any substantial portion of the Services to SAVVIS unless otherwise directed by SAVVIS. This Section shall not apply where SAVVIS is in default under this Agreement.

14.      FORCE MAJEURE

         14.1. In no event shall either party be liable to the other for any failure to perform hereunder that is due to war, riots, embargoes, strikes or other concerted acts of workers (whether of a party hereto or of others), casualties, accidents or other causes to the extent that such failure and the consequences thereof are reasonably beyond the control and without the fault or negligence of the party claiming excuse. Each party shall, with the cooperation of the other party, use reasonable efforts to mitigate the extent of any failure to perform and the adverse consequences thereof.

         14.2. If Provider cannot promptly provide a suitable temporary Provider alternative to a Service subject to an interruption in connection with the existence or a force majeure condition, SAVVIS may, at its option and at its own cost, contract with one or more third parties for any or all affected Services for the shortest commercially available period likely to cover the reasonably expected duration of the Interruption, and may suspend Provider's provision of such Services for such period. Provider shall not charge SAVVIS for any Services thus suspended during the period of suspension. Provider shall resume provision of the suspended Services upon the later of the termination or expiration of SAVVIS' legally binding commitments under contracts with third parties for alternative services or the cessation or remedy of the force majeure condition.

         14.3. In the event that a force majeure condition shall continue for more than 60 days, SAVVIS may cancel the affected Services with no further liability to Provider other than for Services received by SAVVIS prior to the occurrence of the force majeure condition.

15.      GENERAL PROVISIONS

         15.1. NO THIRD-PARTY BENEFICIARIES. [This Agreement shall not confer any rights or remedies upon any person or entity other than the parties and their respective successors and permitted assigns.] [Except as expressly provided in this Agreement, nothing in this Agreement will create or confer any rights or other benefits on or in favor of any person who is not a party to this Agreement whether pursuant to the Contracts (Rights of Third Parties) Act, 1999 or otherwise.]

         15.2. ENTIRE AGREEMENT. This Agreement (including the documents referred to herein) constitutes the entire agreement between the parties and supersedes any prior understandings, agreements, or representations by or between the parties, written or oral, to the extent they related in any way to the subject matter hereof.

         15.3. SUCCESSION AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party, which consent shall not be unreasonably withheld.

         15.4. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

         15.5. HEADINGS. The Section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         15.6. NOTICES. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

                  If to Provider: Bridge Information Systems, Inc.
                                  Three World Financial Center
                                  New York, New York 10285
                                  (212) 372-7195 (fax)
                                  Attention: Zachary Snow,
                                             Executive Vice President and
                                             General Counsel

                  If to SAVVIS:   SAVVIS Communications Corporation
                                  717 Office Parkway
                                  St. Louis, Missouri 63141
                                  (314) 468-7550 (fax)
                                  Attention:  Steven M. Gallant,
                                              Vice President and General Counsel

                  Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

         15.7. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of [England] [the State of Missouri] without giving effect to any choice or conflict of law provision or rule (whether of [England] [the State of Missouri] or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than [England] [the State of Missouri].

         15.8. AMENDMENTS AND WAIVERS. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by SAVVIS and Provider. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

         15.9. SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

         15.10. EXPENSES. Each party will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

         15.11. CONSTRUCTION. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.

         15.12. ADDENDA AND SCHEDULES. The Addenda and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Administrative Services Agreement to be executed as of the date first above written.

                                   SAVVIS [local entity]

                                   By
                                       -----------------------------------------
                                   Name:
                                       -----------------------------------------
                                   Title:
                                       -----------------------------------------


                                   [local Bridge/Telerate entity]

                                   By
                                       -----------------------------------------
                                   Name:
                                       -----------------------------------------
                                   Title:
                                       -----------------------------------------

          SCHEDULE 2.1 TO EXHIBIT A OF ADMINISTRATIVE SERVICE AGREEMENT

                                      ADMINISTRATIVE SERVICES TO BE
                                      PROVIDED BY PROVIDER TO SAVVIS
Service to be provided

Facility rental & operation

Equipment maintenance

Risk management services

Tax planning administration

Tax compliance

Treasury management

Financial planning

Human resource services

Payroll administration

Accounting, bookkeeping,
financial statement preparation

Procurement

PC support

LAN and WAN support

IT planning, installation and
support

Travel expenses (directly on
behalf of SAVVIS)

                                    EXHIBIT C
                          TECHNICAL SERVICES AGREEMENT

             [This Exhibit C has been filed as a separate document]

                                    EXHIBIT D
                              FORM OF BILL OF SALE

                           [To be provided at Closing]

                                    EXHIBIT E
               FORM OF LOCAL CONTRACT OF ASSIGNMENT AND ASSUMPTION

                      CONTRACT OF ASSIGNMENT AND ASSUMPTION

                  This  Contract  is  entered  into  as  of  this  ____  day  of
_________, 2000 by and between SAVVIS [______________], a [private limited liability] company organized under the laws of [______________] ("SAVVIS"), [having a non-registered __________ branch], and [______________], a
[______________]   company   organized   under  the  laws  of   [______________]
("Assignor").

                  WHEREAS, SAVVIS is acquiring certain assets and liabilities from various companies affiliated with Assignor, such assets and liabilities comprising and relating to the IP Network that Assignor and its affiliated companies currently own and operate; and

                  WHEREAS, Assignor desires to assign to SAVVIS and SAVVIS desires to assume from Assignor certain contracts and liabilities as more particularly set forth at Schedule 1 to this Contract (the "Contracts and Liabilities").

                  NOW, THEREFORE, for good and valuable consideration, including the provisions and covenants herein, the receipt and sufficiency of which is hereby acknowledged, SAVVIS and Assignor agree as follows:

         1. Assignor hereby assigns, transfers and delivers to SAVVIS the Contracts and Liabilities and all of its right, title and interest therein and delegates all of Assignor's duties and obligations attached to the Contract and Liabilities.

         2. SAVVIS hereby accepts the foregoing assignment and assumes and agrees to keep, observe, perform, pay and discharge when due the terms, covenants, conditions and obligations of Assignor related to the Contracts and Liabilities, and hereby releases Assignor from its obligations thereunder.

         3. Notwithstanding the foregoing, if the assignment and transfer of any of the Contracts and Liabilities would cause a breach thereof and if no required consent to such assignment and transfer has been obtained from the third parties involved, then such Contracts and Liabilities shall not be assigned and transferred, but, instead, Assignor shall continue to hold its interests in such Contracts and Liabilities in trust for the benefit of SAVVIS, shall receive in trust and remit as promptly as possible to SAVVIS any money paid thereunder to Assignor and shall cooperate in any reasonable arrangement or action requested by SAVVIS to secure for SAVVIS all benefits under such Contracts and Liabilities.

         4. From and after the date of this Contract, Assignor and SAVVIS shall do such acts and execute such documents and instruments as may be reasonably required to make effective the transactions contemplated thereby. In the event acts contemplated by this Agreement have not been fully effected as of the date of this Contract, SAVVIS and Assignor will continue after the date of this Contract, without further consideration, to use their best efforts to carry out such transactions.

         5. Assignor and SAVVIS hereby agree that to the extent any of the Contracts and Liabilities are actually assigned to SAVVIS prior to the date of this Contract, Assignor shall indemnify SAVVIS for any losses due to obligations that arose under such Contracts and Liabilities prior to the date of this Contract and to the extent any of the Contracts and Liabilities are not assigned to SAVVIS until after the date of this Contract, SAVVIS shall indemnify Assignor for any losses due to obligations that arise under such Contracts and Liabilities following the date of this Contract.

         6. Assignor hereby agrees, from time to time, at the reasonable request of SAVVIS, to execute and deliver such other instruments of conveyance and transfer and take such other actions as SAVVIS may reasonably request in order to more effectively consummate the transactions contemplated by this Contract.

         7. This agreement shall be governed by, and construed in accordance with the laws of [England] [the State of Missouri] without regard to its conflict of laws principles.

         [8. Except as expressly provided in this Agreement, nothing in this Agreement will create or confer any rights or other benefits on or in favor of any person who is not a party to this Agreement whether pursuant to the Contracts (Rights of Third Parties) Act, 1999 or otherwise.]

                  IN WITNESS WHEREOF, the parties hereto have executed this Contract as of the date first above written.

                                            SAVVIS [______________]

                                            By:
                                               ---------------------------------
                                            Name:
                                               ---------------------------------
                                            Title:
                                               ---------------------------------


                                            [--------------]
                                            By:
                                               ---------------------------------
                                            Name:
                                               ---------------------------------
                                            Title:
                                               ---------------------------------

            SCHEDULE 1 TO LOCAL CONTRACT OF ASSIGNMENT AND ASSUMPTION

                         CONTRACTS AND LIABILITIES TO BE
                              ASSIGNED AND ASSUMED

[To be used only where the contracts to be assigned are circuit leases:

         The attached contracts and circuits as well as any contracts or circuits not listed on the attached by for which Assignor has entered into prior to the date of this Contract which relate to the IP Network of Bridge Information Systems, the IP Network being those assets that are used by the Bridge Information Systems group which consists of providing telecommunications facilities utilizing internet protocols between the Bridge Information Systems group and the customers of such group.]

                                    EXHIBIT F
                     FORM OF LOCAL ASSET TRANSFER AGREEMENT

                               TRANSFER AGREEMENT

                  This Transfer Agreement ("Agreement") made this __ day of _______, 2000, by and between Bridge _________________________________, a corporation organized under the laws of __________________, having its principal place of business at _________________ ("Seller"), and SAVVIS ____________________ [a ______________ company organized under the laws
of_________________][_____________   branch,   the  ____________   branch  of  a
______________ company organized under the laws of _______________] having its [registered][principal] office at ______________________________ ("SAVVIS")
(Seller and SAVVIS each a "Party" and collectively the "Parties").

                                   WITNESSETH

                  WHEREAS, pursuant to an agreement of even date herewith between Bridge Information Systems, Inc. and SAVVIS Communications Corporation (the "Master Establishment and Transition Agreement") the direct or indirect parent entity of Seller, Bridge Information Systems Inc. ("BISI"), has agreed to cause the transfer of certain assets, liabilities, rights and obligations world-wide to its subsidiary SAVVIS Communications Corporation ("SCC"), which is the direct or indirect parent of SAVVIS;

                  WHEREAS, pursuant to the Master Establishment and Transition Agreement, transfers of assets, liabilities, rights and obligations will be effected by subsidiaries of BISI and SCC pursuant to individual transfer services agreements between such entities; and

                  WHEREAS, SAVVIS and Seller desire to effect a transfer of certain assets, liabilities, rights and obligations on the terms and conditions set forth herein;

                  NOW THEREFORE, in consideration of the premises and the mutual covenants and obligations herein set forth and of other good and valuable consideration, receipt of which is hereby acknowledged, the Parties agree as follows:

1.         DEFINITIONS

           1.1 In this Agreement and the Schedules the following expressions shall have the following meanings namely:

           "Agreement" means the agreement between the Parties the terms of which are set out herein;

           "Assets" means the assets of the IP Network set forth in Clause 2.1 as amended pursuant to Clause 2.2;

           "Closing" has the meaning set forth in Clause 4.1;

           "Effective Date" means ______________, 2000;

           ["Employees"  means those  employees of Seller listed on the attached
           Schedule 4;]

           "IP Network" means those assets that are used by Seller which consists of providing telecommunications facilities utilizing internet protocols between Seller, suppliers and group companies of Seller and Seller's customers;

            "Liabilities" means all liabilities and obligations of Seller (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due) fulfilling both of the following requirements:

                     (a)   which are  directly  associated  with (i) the Assets,
                           (ii) the Contracts, (iii) the use of the IP Network or (iv) those matters set forth on Schedule [5] attached hereto; and

                     (b) which result from or arise out of the ownership or operation of the IP Network prior to the Effective Date, including liabilities which exist with respect to (i) obligations under the Contracts, other than an obligation to make payment, which are required to be fulfilled by Seller wholly prior to Closing, or (ii) obligations to make payment, to the extent such payment is for services rendered under the Contracts prior to Closing.

            "Software" means any and all software and software applications, including operating software and embedded software, owned or used by Seller in relation to the maintenance, ownership or operations of the Assets listed in Clause 2.1.1.

           1.2 In this Agreement words importing the singular include the plural and vice versa and words importing gender include any other gender.

           1.3 The headings of Clauses are for ease of reference and shall not affect the construction of this Agreement.

           1.4 References in this Agreement to Clauses or Schedules are references to clauses of or schedules to this Agreement.

           1.5 Any undertaking hereunder not to do any act or thing shall be deemed to include an undertaking not to permit or suffer the doing of that act or thing.

           1.6 The expression "person" used in this Agreement shall include (without limitation) any individual, partnership, local authority, company or unincorporated association.

2.         SALE & PURCHASE

           2.1 Seller shall sell and SAVVIS shall purchase with effect from the Effective Date the Assets subject in all cases to the Liabilities, which are the following:

                    2.1.1 the computer equipment listed in Schedule 1, including but not limited to the Ascend Cascade Switch 9000s and the Baynet Routers;

                    2.1.2 the full benefit of all agreements between Seller and any other person, firm or corporation (other than SAVVIS) to which Seller is entitled in connection with the operations of the IP Network which are in force at the Effective Date including, without limitation, the contracts listed in
                    Schedule 2 as well as any maintenance, support, supply or licensing agreements, if any, relating to the Software;

                    2.1.3 the right of SAVVIS to represent itself as operating the IP Network in succession to Seller;

                    2.1.4 all technical and contractual information relating to the IP Network;

                    2.1.5  the Software.

           2.2 SAVVIS and Seller shall take all reasonable efforts to jointly prepare, within fifteen days after the Effective Date, or as soon as practical thereafter, a revised list of the Assets as set forth in Schedules 1 and 2. This revised list shall supersede the attached Schedules 1 and 2 and shall include any assets purchased or acquired by Seller after October 31, 1999 but before the Effective Date which comprise part of the IP Network. The parties shall negotiate in good faith to finalize such revised Schedules and shall provide to each other any information or records reasonably necessary to finalize such revised Schedules.

3.         CONSIDERATION

           3.1 The purchase price for the Assets exclusive of any VAT, stamp duty, and transfer taxes (the "Consideration") shall be the sum specified in Schedule 3. To the extent the Assets are revised pursuant to Clause 2.2, the Consideration set forth in Schedule 3 shall be adjusted based on the net book value on the date of transfer (in the books of Seller) of the Assets which are added to or removed from the revised list. The Parties shall take all reasonable efforts to jointly prepare any such revisions to Schedule 3 within fifteen days after the Effective Date, or as soon as practical thereafter. The parties shall negotiate in good faith to finalize such revised Schedule and shall provide to each other any information or records reasonably necessary to finalize such Schedule.

           3.2 The  Consideration  shall  be due and  payable  as set  forth  in
           Schedule 3.

           3.3 The amount set forth in Schedule 3 is exclusive of VAT, and any and all transfer or other taxes or duties applicable to the transaction provided for in this Agreement, which SAVVIS hereby agrees to pay.

4.         CLOSING

           4.1 Closing of the sale shall take place on the Effective Date when Seller shall deliver to SAVVIS all physical Assets hereby agreed to be sold, other than the Assets referred to in Clause 2.2 above. All physical Assets referred to in Clause 2.2 above shall be delivered to SAVVIS as soon as practicable following the finalization of any adjustment to the Assets as set forth in Clause 2.2.

           4.2 Property in and title to the Assets referred to in Clause 2.1 shall pass to SAVVIS on the Effective Date. Property in and title to the Assets referred to in Clause 2.2 shall pass to SAVVIS on the date that the revised schedules are finalized in accordance with on Clause
           2.2 but such transfer shall be effective as of the Effective Date.

           4.3 Subject to Clause 6 below, Seller shall on or as soon as practicable after the Effective Date deliver to SAVVIS all transfers, assignments and novations relating to the Assets (including the property) together with the documents of title thereto, necessary to give effect to this Agreement; provided, however, that any such transfers shall as between the Parties be deemed to be effective as of the Effective Date.

5.         THE LIABILITIES

           5.1 Subject to the consent where necessary of other contracting parties (which the Parties hereto shall use their reasonable best efforts to obtain) SAVVIS shall as from the Effective Date assume, perform and discharge all Liabilities. If it proves impossible to obtain any such consent in relation to any of the Liabilities, SAVVIS will assume, perform and discharge such Liability as agent for and on behalf of Seller and will indemnify Seller accordingly. Seller will indemnify SAVVIS for contractual liabilities for goods or services delivered prior to the Effective Date.

           5.2 For purposes of effecting the transfer by Seller to SAVVIS of certain contractual obligations and the assumption of such obligations by SAVVIS, the parties have executed as of even date herewith an Assignment and Assumption Agreement substantially in the form of EXHIBIT A to this Agreement.

6.         THIRD PARTY CONSENTS

           6.1 Seller and SAVVIS shall use all reasonable endeavours to obtain any required consent of any other contracting parties to the assignment or novation of any agreement referred to in Clause 2.1.2. Unless and until such consent shall be forthcoming and the relevant agreement shall have been assigned or novated SAVVIS shall at its own cost and expense assume Seller's obligations under such agreements and Seller shall account to SAVVIS for all sums paid or received therefrom.

           6.2 Seller will at SAVVIS' request and expense give to SAVVIS all assistance in the power of Seller to enable SAVVIS to enforce the agreements referred to in Clause 2.1.2 against the other contracting party or parties and, without prejudice to the generality of the foregoing, will provide all such relevant books, documents and other information as SAVVIS may require in relation thereto.

[7.        PERSONNEL

           SAVVIS and Seller hereby agree and acknowledge that the Transfer of Undertakings (Protection of Employment) Regulations applies to this transaction and, therefore, that the contracts of employment of all of the Employees of Seller, as set forth at Schedule 4 to this Agreement, shall not be terminated at Closing but shall continue to have effect as if originally made between such Employee and SAVVIS in accordance such Regulations.]

[8.        INDEMNIFICATION

           Seller will indemnify, defend and hold SAVVIS and its shareholders, directors, officers, successors, assigns, and agents of each of them, harmless from and against any and all claims, losses, damages, liabilities, expenses or costs, plus reasonable attorneys' fees and expenses, incurred by SAVVIS to the extent resulting from or arising out of any claim or suit by any Employee of Seller, or by any other employee of Seller that is not being transferred to SAVVIS, asserting rights under the Transfer of Undertakings (Protection of Employment) Regulations 1981 or any other similar law or regulation.]

9.         FURTHER ASSURANCE

           From and after Closing, the Parties shall do such acts and execute such documents and instruments as may be reasonably required to make effective the transactions contemplated hereby. In the event that consents, approvals, other authorizations or other acts contemplated by this Agreement have not been fully effected as of Closing, the parties will continue after Closing, without further consideration, to use their reasonable best efforts to carry out such transactions; provided, however, in the event that certain approvals, consents or other necessary documentation cannot be secured, then the Party having legal responsibility, ownership or control shall act on behalf of the other Party, without further consideration, to effect the essential intention of the Parties with respect to the transactions contemplated by this Agreement.

10.        SURVIVAL OF CERTAIN PROVISIONS

           To the extent that any provision of this Agreement shall not have been performed at Closing it shall survive and remain in full force and effect notwithstanding Closing.

11.        GOVERNING LAW AND CHOICE OF FORUM

           This Agreement shall be governed by and construed and interpreted in accordance with the laws of [England][the state of Missouri, United States of America] and the parties to this Agreement hereby agree that all matters arising out of or in connection with this Agreement shall be subject to the exclusive jurisdiction of the courts of [England][the state of Missouri].

[12.       THIRD PARTY BENEFICIARIES

           Except as expressly provided in this Agreement, nothing in this Agreement will create or confer any rights or other benefits on or in favor of any person who is not a party to this Agreement whether pursuant to the Contracts (Rights of Third Parties) Act, 1999 or otherwise.]

AS WITNESS the hands of duly authorized representatives of the parties the day and year first above written

SIGNED by                            )
for and on behalf of                 )
------------------------             )
------------------------             )


SIGNED by                            )
for and on behalf of                 )
SAVVIS _____________                 )

                   EXHIBIT A TO LOCAL ASSET TRANSFER AGREEMENT

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                  This Assignment and Assumption Agreement is entered into as of this ____ day of _________, 1999 by and between SAVVIS , a corporation ("SAVVIS") and _______________ , a corporation ("Assignor").

                  WHEREAS, SAVVIS and Assignor are parties to that certain Local Asset Transfer Agreement even date herewith (the "Transfer Agreement"), pursuant to which SAVVIS has agreed to purchase from Assignor the Assets and Liabilities; and

                  WHEREAS, pursuant to Sections 2 and 5 of the Transfer Agreement, Assignor agreed to assign to SAVVIS, on or prior to the Closing Date, the Assets and Liabilities;

                  NOW, THEREFORE, pursuant to the terms and conditions of the Transfer Agreement, and for good and valuable consideration, including the provisions and covenants herein, the receipt and sufficiency of which is hereby acknowledged, SAVVIS and Assignor agree as follows:

         1. Assignor hereby assigns, transfers and delivers to SAVVIS the Assets and the Liabilities and of its right, title and interest therein and delegates all of Assignor's duties and obligations attached to the Assets and the Liabilities;

         2. SAVVIS hereby accepts the foregoing assignment and assumes and agrees to keep, observe, perform, pay and discharge when due the terms, covenants, conditions and obligations of Assignor related to the Liabilities, and hereby releases Assignor from its obligations thereunder;

         3. Notwithstanding the foregoing, if the assignment and transfer of any of the Assets or Liabilities would cause a breach thereof and if no required consent to such assignment and transfer has been obtained from the third parties involved, then such Assets or Liabilities shall not be assigned and transferred, but, instead, Assignor shall continue to hold its interests in such Assets or Liabilities in trust for the benefit of SAVVIS, shall receive in trust and remit as promptly as possible to SAVVIS any money paid thereunder to Assignor and shall cooperate in any reasonable arrangement or action requested by SAVVIS to secure for SAVVIS all benefits under such Assets or Liabilities.

         4. Assignor hereby agrees, from time to time, at the reasonable request of SAVVIS, to execute and deliver such other instruments of conveyance and transfer and take such other actions as SAVVIS may reasonably request in order to more effectively consummate the transactions contemplated by this Assignment and Assumption Agreement.

         5. Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Transfer Agreement.

         6. This agreement shall be governed by, and construed in accordance with, the laws of the state of without regard to its conflict of laws principles.

                  IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption Agreement as of the date first above written.

                                         SAVVIS

                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________


                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                  SCHEDULE 1 TO LOCAL ASSET TRANSFER AGREEMENT

                             THE COMPUTER EQUIPMENT

                           [To be provided at Closing]

                  SCHEDULE 2 TO LOCAL ASSET TRANSFER AGREEMENT

                                  THE CONTRACTS

                           [To be provided at Closing]

                  SCHEDULE 3 TO LOCAL ASSET TRANSFER AGREEMENT

                                THE CONSIDERATION

ALLOCATION OF CONSIDERATION

           Consideration to be allocated as set forth in Schedule 1.

PAYMENT OF CONSIDERATION

           The consideration shall paid at Closig to the account of Seller as follows:

               [Details of account]

           To the extent any adjustment is to be paid under Section 3 of this Agreement, such amount shall be due and payable to the above indicated account, no later than five days after receipt by SAVVIS of a valid invoice, which may be submitted on or after the Effective Date.

                  [SCHEDULE 4 TO LOCAL ASSET TRANSFER AGREEMENT

                                 THE EMPLOYEES]

                           [To be provided at Closing]

                  SCHEDULE 5 TO LOCAL ASSET TRANSFER AGREEMENT

                                 THE LIABILITIES

                           [To be provided at Closing]

                                    EXHIBIT G
                    FORM OF LOCAL NETWORK SERVICES AGREEMENT

                  [This Exhibit G is filed as an Exhibit to the Network Services Agreement which has been filed as a separate document]

                                    EXHIBIT H
                      FORM OF EQUIPMENT COLLOCATION PERMIT

                          EQUIPMENT COLLOCATION PERMIT

                  This EQUIPMENT COLLOCATION PERMIT (the "Agreement") is made as of the ____ day of _________, 2000, by and between [Bridge Subsidiary] (the "Company") and [Savvis Subsidiary] (the "Customer").

                  WHEREAS, the Company occupies the premises identified on Exhibit A attached hereto and incorporated herein by reference (the "Premises"), which are leased by the Company under the lease described on Exhibit B attached hereto, including the lease term and renewal options specified therein, and incorporated herein by reference (the "Lease"); and

                  WHEREAS, the Customer and the Company desire to enter into an arrangement permitting the Customer to locate certain of its equipment in certain portions of the Premises, on and subject to the terms and conditions set forth herein related to the Customer's collocation of the equipment;

                  NOW, THEREFORE, for and in consideration of the premises and the mutual agreements herein, the parties hereby agree as follows:

1.       SPACE.

(a) To the extent permitted by this Agreement, the Customer may place certain telecommunications equipment (the "Equipment") within the Premises during the Term (hereinafter defined) of this Agreement and may use the Equipment in accordance with the terms and conditions of this Agreement and in accordance with applicable laws and code. The precise locations (the "Space") within the Premises where the Equipment may be placed and used by the Customer shall be as designated by the Company in written notice(s) to the Customer. The Company shall maintain exclusive control over the manner and method of the placement and use of the Equipment within the Space. In connection with the permission established under this Agreement, the Customer shall have no possessory or occupancy rights with respect to the Space or control over the Space, but shall have only permission to place and use the Equipment within the Space, together with unrestricted access to the Equipment twenty-four hours a day, seven days a week.

(b) The Customer shall use its reasonable best efforts to abide by applicable terms and conditions of the Lease and any other agreements or indentures binding on the Company with respect to the Premises, upon notice from the Company of such terms and conditions from time to time throughout the Term; and this Agreement and the rights of the Customer hereunder shall be subject and subordinate to the terms and conditions of the Lease and other agreements and indentures in all respects. The Company shall promptly give written notice to the Customer of any notice of default they may receive pursuant to the Lease. If the Customer shall not abide by any such terms or conditions, upon 15 days'
written  notice  to  the  Customer,   the  Company  may
revoke the permission established under this Agreement with respect to the applicable Space and Premises and the Company may terminate the rights of the Customer under this Agreement with respect to such Space and Premises.

(c) The Equipment and its method of installation within the Space shall, in each instance, be approved in writing by the Company in advance. The Customer shall not place any additional equipment in the Space and shall not move or alter the location of the Equipment within the Space without having received prior approval in writing from the Company.

(d) Upon 30 days' prior written notice or, in the event of an emergency, within such shorter time as may be reasonably determined appropriate by the Company, the Company may require the Customer to relocate the Equipment within the Premises and may redesignate the Space for the relocated Equipment; provided, however, the site of relocation shall be prepared for installation prior to any required relocation and shall afford substantially comparable environmental conditions for the Equipment and substantially comparable accessibility to the Equipment. All costs of relocating the Equipment shall be borne by the Customer, excluding, however, the cost, if any, of improving the redesignated Space.

(e) Upon written request of the Customer and at the Customer's expense, the Customer may require that fencing, caging, cabinets or other similar protective covering for the Equipment be installed if (i) there is sufficient room in the applicable Space and Premises for such installations, (ii) such installations will not unreasonably interfere with the Company's use, occupancy or planning, and will not unreasonably interfere with the Company's equipment or the equipment of other collocators, and (iii) with respect to any Premises subject to the Lease or other agreements or indentures, such installations are permitted under the terms and conditions of the Lease or other agreements or indentures.

(f) If the placement or use of the Equipment in the Space results in any violation or claim of violation of any of the Lease or other agreements or indentures, then in the event the Company shall be unable, at a cost acceptable to the Company, to cure such violation or secure a waiver of such claim of violation, the Company may undertake to find other suitable space for the Equipment within the applicable Space and Premises and relocate such Equipment to other suitable location for the balance of the Term of this Agreement.

2.       TERM.

(a) The initial term (the "Initial Term") of the permission established under this Agreement pertaining to the placement and use of the Equipment within the Space shall commence on the date hereof and shall continue thereafter until such time as the applicable Lease expires. If the term of the applicable Lease is extended, then the Customer shall have the option, upon prior written notice to the Company, to renew this Agreement for an additional term (the "Renewal Term"), which Renewal Term shall be conterminous with the term of the applicable extended term under the Lease, on the terms and conditions otherwise set forth in this Agreement. The Initial Term and the Renewal Term are sometimes collectively referred to as the "Term." Notwithstanding anything herein or elsewhere to the contrary, however, the Term shall be subject to earlier termination as may be provided herein.

(b) The option to renew this Agreement with respect to the Premises shall be contingent on the Company's continued occupation and ownership or leasing of the Premises and shall be contingent upon the Customer's compliance with the terms and conditions of this Agreement. In the event the Company shall cease to occupy any of the Premises or shall default under this Agreement, the option to renew this Agreement shall expire with respect to the applicable Premises or the entirety of the Premises, as the case may be.

(c) Following the expiration of the Term, this Agreement shall continue in effect on a month-to-month basis upon the same terms and conditions otherwise set forth herein, unless and until terminated by either the Customer or the Company upon at least 30 days' prior written notice to the other.

(d) Notwithstanding anything herein or elsewhere to the contrary, the Company reserves the right, in its discretion, to revoke the permission established under this Agreement with respect to the applicable Space within any Premises and to terminate the rights of Customer under this Agreement with respect to such Space and Premises immediately upon written notice in the event that, for whatever reason, the Company loses its right to occupy the applicable Premises or its right to permit the collocation of Equipment within such Premises. In the event the Company elects to exercise its right to terminate the Lease, the Company shall give the Customer 6 months written notice of its termination of the Lease and the intended resulting termination of this Agreement.

3. CONSIDERATION. The Customer agrees to pay the Company such amounts as may be set forth on the Collocate Schedule for the permission established under this Agreement with respect to the scheduled Space and Premises. Such amounts shall be payable in equal monthly installments in advance on the first day of each calendar month during the Term.

4. CONDITION OF THE PREMISES. The Customer approves the Premises in "as is" condition as of the date of this Agreement, and acknowledges that the Company has no obligation to make alterations, improvements or additions, decorations or changes within the Premises or the Space. The Company acknowledges that the Equipment is personal property of the Customer and not a fixture, and that the Company shall not have any lienable interest in the Equipment.

5. ASSIGNMENT. The Agreement is personal to the parties, and may not be assigned by either party without the prior written consent of the other.

6. TERMINATION OR EXPIRATION. At the expiration of the Term (or earlier termination of this Agreement), the Customer shall remove the Equipment from the Premises at the Customer's expense, and the Space shall be restored by the Company, at the Customer's expense (such expense to be defrayed by reimbursing the Company for the same upon demand) to substantially the same as the condition as of the date of this Agreement.

7. DEFAULT. If the Customer breaches any term or condition of this Agreement, the Company, after providing the Customer with notice of such breach, may elect by written notice to the Customer to terminate this Agreement; provided, however that the Customer shall have 30 days from the time it receives such notice from the Company of a breach to cure any such default. In addition to such right of termination, the Company shall have any and all other rights and remedies afforded to the Company at law or in equity.

8.       INDEMNIFICATION.

(a) The Customer covenants and agrees to indemnify and hold the Company harmless from and against any and all suits, actions, claims, damages, charges and expenses, including reasonable attorney fees, for damages or injuries to the Space or the Premises occurring or claimed to have occurred in, upon, or about the Space or the Premises as a result of the Customer's conduct or omission in placing, operating or removing the Equipment or using the Equipment within the Space, unless arising from the negligence or willful misconduct of the Company.

(b) The Company covenants and agrees to indemnify and hold the Customer harmless from and against any and all suits, actions, claims, damages, charges and expenses, including reasonable attorney fees, for damages or injuries to the Equipment occurring or claimed to have occurred in, upon, or about the Space or the Premises as a result of the negligence or willful misconduct of the Company in handling the Equipment or using the Space or the Premises, unless arising from the negligence or willful misconduct of the Customer.

9.       LIMITATION OF LIABILITY.

(a) Liability for Damages to Property. The Company shall not be liable for any damages whatsoever to the Customer's property resulting from the installation, maintenance, repair or removal of Equipment and associated wiring unless the damage is caused by the Company's negligence or willful misconduct.

(b) Liability for Equipment not Provided by the Company. The Company shall not be liable for any damages whatsoever associated with facilities or Equipment not furnished by the Company or for any act or omission of the Customer or any other entity furnishing facilities or Equipment.

(c) Liability for Force Majeure Events. The Company shall not be liable for any failure of performance due to causes beyond its control, including but not limited to acts of God, fire, flood or other catastrophes; any law, order regulation, direction, action or request of the United States Government, or of any other government, including state and local governments having or claiming jurisdiction or of any department, agency, commission, bureau, corporation, or other instrumentality of any federal, state, or local government, or of any civil or military authority; national emergencies; unavailability of materials or rights-of-way; insurrections; riots; wars; or strikes, lock-outs, work stoppages, labor difficulties, or utilities/power outages.

(d) No Special Damages. In no event shall the Company or the Customer be liable for special, consequential, lost profit, exemplary, or punitive damages as a result of its performance or nonperformance of this Agreement or as a result of any default under or breach of this Agreement.

(e) No Claims against the Company's Landlords. The Customer acknowledges the owners of any Premises subject to the Lease have no responsibilities or duties, direct or indirect, to the Customer, and the Customer disclaims any rights against or recourse to (i) the owners of any Premises subject to the Lease or
(ii) such Premises. In furtherance of this acknowledgment and disclaimer, the Customer releases and waives any claim against such owners (such release and waiver being for the benefit of, and enforceable by such owners as intended third party beneficiaries).

10. CASUALTY OR EMINENT DOMAIN. In the event of any taking by eminent domain or damage by fire or other casualty to the Premises and/or Space, the Customer shall acquiesce and be bound by any action taken by or agreement entered into by the Company with respect thereto, and in any event the Customer shall not have (and hereby waives and releases) any claim with respect to any award, damages or proceeds associated with any such taking or damage.

11. ENTIRE AGREEMENT. All prior agreements and understandings of the parties are merged within this Agreement, which alone fully and completely sets forth the understanding of the parties with respect to the subject matter of this Agreement. This Agreement shall not be modified without the prior written agreement of all the parties. Any handwritten modifications to this Agreement shall be void ab initio.

12. NOTICES. Any and all notices or communications which either party may desire or be required to give to the other shall be in writing and shall be sent to the other party by certified or registered mail at the address designated below:

         If to Company:    Bridge Information Systems, Inc.
                                    Three World Financial Center
                                    New York, New York 10285
                                    (212) 372-7195 (fax)
                                    Attention:  Zachary Snow,

                                    Executive Vice President and General Counsel

         If to Customer:   SAVVIS Communications Corporation
                                    717 Office Parkway
                                    St. Louis, Missouri 63141
                                    (314) 468-7550 (fax)
                                    Attention:  Steven M. Gallant,

                                    Vice President and General Counsel

13. GOVERNING LAW. This Agreement shall be governed by the laws of [England] [the State of Missouri].

14. INSURANCE. The Customer agrees to provide the Company evidence (in the form of certificates of insurance), on or before the date of the commencement of the Term, and to keep in force and effect during the Term, with respect to the Equipment, a policy of comprehensive liability insurance, naming the Company as an additional insured, and a policy of property insurance containing waivers of subrogation against the Company and against the owners and other parties in interest of any Premises subject to the Lease. Such insurance shall otherwise be in a form conforming to the requirements of the applicable provisions of the Lease.

15. INTERPRETATION. In the event of any conflict between the terms of this Agreement and the terms contained in any Exhibit hereto, the terms of the Exhibit shall govern.

[16. THIRD PARTY BENEFICIARIES. Except as expressly provided in this Agreement, nothing in this Agreement will create or confer any rights or other benefits on or in favor of any person who is not a party to this Agreement whether pursuant to the Contracts (Rights of Third Parties) Act, 1999 or otherwise.]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


BRIDGE                                  SAVVIS

======================================= ========================================


By:                                     By:


======================================= ========================================

Title:                                  Title:

======================================= ========================================


======================================= ========================================

Date:                                   Date:

======================================= ========================================

                    EXHIBIT A TO EQUIPMENT COLLOCATION PERMIT

                               COLLOCATE SCHEDULE

                           [TO BE PROVIDED AT CLOSING]

1.       Premises: _____________________________________________________________

2.       Price:_________________________________________________________________

                    EXHIBIT B TO EQUIPMENT COLLOCATION PERMIT

                                      LEASE

                          [TO BE COMPLETED AT CLOSING]

                  The term "Lease" shall include the leases listed below, as the same may be amended from time to time by the Company.

                                    EXHIBIT I
                             FORM OF PROMISSORY NOTE

                                 PROMISSORY NOTE

[amount]                                                     St. Louis, Missouri
                                                             _____________, 2000

                  The undersigned, SAVVIS Communications Corporation, a Missouri corporation, (hereinafter referred to as "Maker"), for value received, promises to pay to the order of Bridge Information Systems, Inc. (the "Payee"), at its office located at 717 Office Parkway, St. Louis, Missouri 63141, or at such other place as may be designated in writing by the holder hereof, in lawful money of the United States of America in immediately available funds, the principal sum of _______________________________ United States Dollars (US$_________________), together with interest thereon from the date hereof, at the rate or rates hereinafter specified, as follows:

                   1. Interest. This Note shall bear interest on the aggregate unpaid principal amount thereof from the date hereof at the fixed rate of interest equal to ten percent (10%) per annum.

                   2. Interest and Principal Payments; Maturity. This Note shall be payable as follows:

                           (a) Interest shall be payable  semi-annually  in cash
on each _____ and commencing on _______________, 2000.;

                           (b) On ________________, 2003, the Maker shall pay to
the Payee a final installment of principal and interest in an amount equal to the sum of the principal balance of this Note together with the remaining accrued and unpaid interest thereon.

                   3.  Calculation  of  Interest.   The  interest  rate  payable
hereunder shall be calculated on the basis of twelve (12) thirty (30) day months over a year of 360 days.

                   4. Application of Payments. All installments paid hereunder shall be in currently available funds.

                   5. Payments Due on Saturdays, Sundays or Legal Holidays. If any payment of principal or interest due on this Note is payable on a day which is a Saturday, Sunday or legal holiday in the state of Missouri, then such payment shall be due on the next business day, the amount of such payment, in such case, to include all interest accrued to the date of actual payment.

                   6. Voluntary Prepayment. The indebtedness evidenced by this Note may be prepaid, in whole or in part, at any time without premium. All prepayments shall be applied first to accrued interest and the balance to the reduction of the principal. No prepayment shall obligate Payee to re-advance any sums prepaid.

                   7. Mandatory Prepayment. If the Maker receives an "Infusion of Capital" of three hundred million United States dollars (U.S.$300,000,000.00) or more in the aggregate, then it shall reduce the principal balance of this Note by an amount equal to no less than fifty percent (50%) of the excess of such infusions above $300 million; provided, however, if the Maker's board of directors reasonably determine that Maker has insufficient funding to meet estimated cash requirements for the ensuing 18 months, then no prepayment shall be required. "Infusion of Capital" means any issuance of equity in exchange for cash, and thus excluding acquisitions and stock options.

                   8. Default Rate of Interest. After maturity, by acceleration or otherwise, this Note shall bear interest at a rate equal to fifteen percent (15%) per annum ("Default Rate"). Should Maker fail to make any payment hereon on the date on which it shall fall due, or should any default be made in the performance by Maker or any affiliated entity of Maker of any of the agreements, conditions, covenants, provisions or stipulations contained in this Note or any material agreements, conditions, covenants, provisions or stipulations contained in any other documents securing or executed in connection with this Note, then the holder of this Note, at its option and without notice or demand, may declare immediately due and payable the entire unpaid balance of principal under this Note, together with all accrued interest thereon and after the date of such default this Note shall bear interest at the Default Rate. In such case the holder of this Note may also recover all costs of suit and other expenses in connection with efforts to collect any of the aforesaid amounts, together with attorneys' fees (including attorneys' fees for representation in proceedings under the Bankruptcy Code), regardless of whether litigation is commenced, together with interest on any judgment obtained by the holder of this Note at the Default Rate, including interest at the Default Rate from and after the date of any foreclosure sale until actual payment is made to the holder of this Note of the full amount due such holder.

                   9. Oral Agreements. Oral agreements or commitments to loan money, extend credit or to forbear from enforcing repayment of a debt including promises to extend or renew such debt are not enforceable. To protect you (Maker) and us (Payee) from misunderstanding or disappointment, any agreements we reach covering such matters are contained in this writing, which is the complete and exclusive statement of the agreement between us, except as we may later agree in writing to modify it.

                   10.   Governing  Law.  This  Agreement   shall  be  construed
according to and governed by the laws of the State of Missouri.

                   IN WITNESS WHEREOF, Maker has executed and delivered this Note the day and year first above written.

                                               SAVVIS Communications Corporation

                                               By:______________________________
                                               Name:____________________________
                                               Title:___________________________

                                    EXHIBIT J

                      FORM OF CALL ASSET TRANSFER AGREEMENT

                  This Transfer Agreement ("Agreement") made as of 12:01 A.M. on this ___ day of _____________, 20____ (the "Effective Date"), by and between Bridge _________________________________, a corporation organized under the laws of __________________, having its principal place of business at _________________ ("Seller"), and SAVVIS ____________________ [a ______________
company organized under the laws of_________________][_____________ branch, the ____________ branch of a ______________ company organized under the laws of
_______________]     having     its     [registered][principal]     office    at
______________________________  ("SAVVIS") (Seller and SAVVIS each a "Party" and collectively the "Parties").

                                   WITNESSETH

                  WHEREAS, pursuant to that certain Master Establishment and Transition Agreement dated ________ ___, 2000 by and between Bridge Information Systems, Inc. and SAVVIS Communications Corporation (the "Master Establishment and Transition Agreement") the direct or indirect parent entity of Seller, Bridge Information Systems Inc. ("BISI"), has granted to SAVVIS Communications Corporation ("SCC"), which is the direct or indirect parent of SAVVIS and the subsidiaries or other operations of SCC worldwide, the right to purchase the Call Assets and to assume the Assumed Liabilities in the Call Jurisdictions. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Master Establishment and Transition Agreement;

                  WHEREAS, pursuant to the Master Establishment and Transition Agreement, transfers of Call Assets and the Assumed Liabilities, rights and obligations associated therewith will be effected by subsidiaries of BISI and SCC pursuant to individual transfer services agreements between such entities; and

                  WHEREAS, SAVVIS and Seller desire to effect a transfer of the certain Call Assets and the liabilities, rights and obligations associated therewith on the terms and conditions set forth herein;

                  NOW THEREFORE, in consideration of the premises and the mutual covenants and obligations herein set forth and of other good and valuable consideration, receipt of which is hereby acknowledged, the Parties agree as follows:

1.         DEFINITIONS

           1.1 In this Agreement and the Schedules the following expressions shall have the following meanings namely:

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           "Agreement"  means the  agreement  between  the  Parties the terms of which are set out herein;

           "Assets" means the assets of the IP Network set forth in Clause 2.1 as amended pursuant to Clause 2.2;

           "Closing" has the meaning set forth in Clause 5.1;

           "Effective Date" has the meaning set forth in the first paragraph;

           ["Employees"  means those  employees of Seller listed on the attached
           Schedule 4;]

           "IP Network" means those assets that are used by Seller which consists of providing telecommunications facilities utilizing Internet protocols between Seller, suppliers and group companies of Seller and Seller's customers;

           "Liabilities" means all liabilities and obligations of Seller (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due) fulfilling both of the following requirements:

                     (a)   which are  directly  associated  with (i) the Assets,
                           (ii) the Contracts, (iii) the use of the IP Network or (iv) those matters set forth on Schedule [5] attached hereto; and

                     (b) which result from or arise out of the ownership or operation of the IP Network prior to the Effective Date, including liabilities which exist with respect to (i) obligations under the Contracts, other than an obligation to make payment, which are required to be fulfilled by Seller wholly prior to Closing, or (ii) obligations to make payment, to the extent such payment is for services rendered under the Contracts prior to Closing.

           "Software" means any and all software and software applications, including operating software and embedded software, owned or used by Seller in relation to the maintenance, ownership or operations of the Assets listed in Clause 2.1.1.

           1.2 In this Agreement words importing the singular include the plural and vice versa and words importing gender include any other gender.

           1.3 The headings of Clauses are for ease of reference and shall not affect the construction of this Agreement.

           1.4 References in this Agreement to Clauses or Schedules are references to clauses of or schedules to this Agreement.

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           1.5 Any  undertaking  hereunder  not to do any act or thing  shall be deemed to include an undertaking not to permit or suffer the doing of that act or thing.

           1.6 The expression "person" used in this Agreement shall include (without limitation) any individual, partnership, local authority, company or unincorporated association.

2.         SALE & PURCHASE

           2.1 Seller shall sell and SAVVIS shall purchase with effect from the Effective Date the Assets subject in all cases to the Liabilities, which are the following:

                    2.1.1 the computer equipment listed in Schedule 1, including but not limited to the Ascend Cascade Switch 9000s and the Baynet Routers;

                    2.1.2 the full benefit of all agreements between Seller and any other person, firm or corporation (other than SAVVIS) to which Seller is entitled in connection with the operations of the IP Network which are in force at the Effective Date including, without limitation, the contracts listed in
                    Schedule 2 as well as any maintenance, support, supply or licensing agreements, if any, relating to the Software;

                    2.1.3 the right of SAVVIS to represent itself as operating the IP Network in succession to Seller;

                    2.1.4 all technical and contractual information relating to the IP Network;

                    2.1.5  the Software.

           2.2 SAVVIS and Seller shall take all reasonable efforts to jointly prepare, within fifteen days after the Effective Date, or as soon as practical thereafter, a revised list of the Assets as set forth in Schedules 1 and 2. This revised list shall supersede the attached Schedules 1 and 2 and shall include any assets purchased or acquired by Seller after the as of date for the inventory taken to prepare Schedules 1 and 2 but before the Effective Date which comprise part of the IP Network. The parties shall negotiate in good faith to finalize such revised Schedules and shall provide to each other any information or records reasonably necessary to finalize such revised Schedules.

3.         CONSIDERATION

           3.1 The purchase price for the Assets exclusive of any VAT, stamp duty, and transfer taxes (the "Consideration") shall be the sum specified in Schedule 3. To the extent the Assets are revised pursuant to Clause 2.2, the Consideration set forth in Schedule 3 shall be adjusted based on the net book value on the Effective Date (in the books of Seller) of the Assets which are added to or removed from the revised list. The Parties shall take all




                                       86
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           reasonable  efforts to jointly prepare any such revisions to Schedule
           3 within fifteen days after the Effective Date, or as soon as practical thereafter. The parties shall negotiate in good faith to finalize such revised Schedule and shall provide to each other any
           information  or  records   reasonably   necessary  to  finalize  such
           Schedule.

           3.2 The  Consideration  shall  be due and  payable  as set  forth  in
           Schedule 3.

           3.3 The amount set forth in Schedule 3 is exclusive of VAT, and any and all transfer or other taxes or duties applicable to the transaction provided for in this Agreement, which SAVVIS hereby agrees to pay.

4.       REPRESENTATIONS AND WARRANTIES.

           Seller represents and warrants to the Buyer that the statements contained in this Clause 4 are correct and complete as of the date of this Agreement.

           4.1 Seller is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction in which Seller is organized.

           4.2 Seller has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Seller, enforceable in accordance with its terms and conditions.

           4.3 Except as would not result in the imposition of any Impermissible Security Interest upon any of the Assets and except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, failure to give notice, or a lien would not impair the value of use of the Assets or have a material adverse effect on ability of the parties to consummate the transactions contemplated by this Agreement, neither the execution and the delivery of this Agreement nor the consummation of the transactions contemplated hereby by the Seller will:

                  (a)  violate  any  constitution,  statute,  regulation,  rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Seller is subject or any provision of the charter or bylaws of the Seller,

                  (b) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Seller is a party or by which they are bound or to which any of the Assets are subject; or

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

                  (c) require Seller to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any third party, government or governmental agency.

           4.4 Seller has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Buyer could become liable or obligated.

           4.5 The Seller has good title to, or a valid leasehold interest in the Assets, free and clear of all Impermissible Security Interest, and there exists no material restriction on the transfer of such property.

           4.6 Each of the Contracts with respect to the Assets is a valid and binding obligation of the parties thereto, enforceable in accordance with terms, in full force and effect. No party to any such contract is in material breach or violation thereof or default thereunder. Except for matters which would not, in the aggregate, have a material adverse effect on the Assets, no event has occurred which, through the passage of time or the giving of notice, or both, would constitute, and neither the execution of this Agreement nor the consummation of the transactions contemplated hereby do or will constitute or result in, a breach or violation of or default under any contract, or would cause the acceleration of any obligation of any party thereto or the creation of any Impermissible Security Interest upon the Assets.

           4.7 EXCEPT AS EXPRESSLY SET FORTH IN THIS CLAUSE 4, THE SELLER MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, IN RESPECT OF ANY OF ITS ASSETS, LIABILITIES OR OPERATIONS, INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, AND ANY SUCH OTHER REPRESENTATIONS OR WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED. BUYER HEREBY ACKNOWLEDGES AND AGREES THAT, EXCEPT TO THE EXTENT SPECIFICALLY SET FORTH IN THIS CLAUSE 4, THE BUYER IS PURCHASING THE ASSETS ON AN "AS-IS, WHERE-IS" BASIS. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE SELLER MAKES NO REPRESENTATION OR WARRANTY REGARDING ANY ASSETS OTHER THAN THE ASSETS BEING PURCHASED HEREUNDER OR ANY LIABILITIES OTHER THAN THE LIABILITIES ASSUMED HEREUNDER, AND NONE SHALL BE IMPLIED AT LAW OR IN EQUITY.

5.         CLOSING

           5.1 Closing of the sale shall take place on the Effective Date when Seller shall deliver to SAVVIS all physical Assets hereby agreed to be sold, other than the Assets referred to in Clause 2.2 above. All physical Assets referred to in Clause 2.2 above shall be delivered to SAVVIS as soon as practicable following the finalization of any adjustment to the Assets as set forth in Clause 2.2.

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

           5.2 Property in and title to the Assets referred to in Clause 2.1 shall pass to SAVVIS on the Effective Date. Property in and title to the Assets referred to in Clause 2.2 shall pass to SAVVIS on the date that the revised schedules are finalized in accordance with on Clause
           2.2 but such transfer shall be effective as of the Effective Date.

           5.3 Subject to Clause 7 below, Seller shall on or as soon as practicable after the Effective Date deliver to SAVVIS all transfers, assignments and novations relating to the Assets (including the property) together with the documents of title thereto, necessary to give effect to this Agreement; provided, however, that any such transfers shall as between the Parties be deemed to be effective as of the Effective Date.

6.         THE LIABILITIES

           Subject to the consent where necessary of other contracting parties (which the Parties hereto shall use their reasonable best efforts to obtain) SAVVIS shall as from the Effective Date assume, perform and discharge all Liabilities. If it proves impossible to obtain any such consent in relation to any of the Liabilities, SAVVIS will assume, perform and discharge such Liability as agent for and on behalf of Seller and will indemnify Seller accordingly. Seller will indemnify SAVVIS for contractual liabilities for goods or services delivered prior to the Effective Date.

7.         THIRD PARTY CONSENTS

           7.1 Seller and SAVVIS shall use their reasonable best efforts to obtain any required consent of any other contracting parties to the assignment or novation of any agreement referred to in Clause 2.1.2. Unless and until such consent shall be forthcoming and the relevant agreement shall have been assigned or novated, SAVVIS shall at its own cost and expense assume Seller's obligations under such agreements and Seller shall account to SAVVIS for all sums paid or received therefrom.

           7.2 Seller will at SAVVIS' request and expense give to SAVVIS all assistance in the power of Seller to enable SAVVIS to enforce the agreements referred to in Clause 2.1.2 against the other contracting party or parties and, without prejudice to the generality of the foregoing, will provide all such relevant books, documents and other information as SAVVIS may require in relation thereto.

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

[8.        PERSONNEL

           SAVVIS and Seller hereby agree and acknowledge that the Transfer of Undertakings (Protection of Employment) Regulations applies to this transaction and, therefore, that the contracts of employment of all of the Employees of Seller, as set forth at Schedule 4 to this Agreement, shall not be terminated at Closing but shall continue to have effect as if originally made between such Employee and SAVVIS in accordance such Regulations.]

[9.        INDEMNIFICATION

           Seller will indemnify, defend and hold SAVVIS and its shareholders, directors, officers, successors, assigns, and agents of each of them, harmless from and against any and all claims, losses, damages, liabilities, expenses or costs, plus reasonable attorneys' fees and expenses, incurred by SAVVIS to the extent resulting from or arising out of any claim or suit by any Employee of Seller, or by any other employee of Seller that is not being transferred to SAVVIS, asserting rights under the Transfer of Undertakings (Protection of Employment) Regulations 1981 or any other similar law or regulation.]

10.        FURTHER ASSURANCE

           From and after Closing, the Parties shall do such acts and execute such documents and instruments as may be reasonably required to make effective the transactions contemplated hereby. In the event that consents, approvals, other authorizations or other acts contemplated by this Agreement have not been fully effected as of Closing, the parties will continue after Closing, without further consideration, to use their reasonable best efforts to carry out such transactions; provided, however, in the event that certain approvals, consents or other necessary documentation cannot be secured, then the Party having legal responsibility, ownership or control shall act on behalf of the other Party, without further consideration, to effect the essential intention of the Parties with respect to the transactions contemplated by this Agreement.

11.        SURVIVAL OF CERTAIN PROVISIONS

           To the extent that any provision of this Agreement shall not have been performed at Closing it shall survive and remain in full force and effect notwithstanding Closing.

12.        GOVERNING LAW AND CHOICE OF FORUM

           This Agreement shall be governed by and construed and interpreted in accordance with the laws of [England][the state of Missouri, United States of America] and the parties to this Agreement hereby agree that all matters arising out of or in connection with this


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           Agreement  shall be  subject  to the  exclusive  jurisdiction  of the courts of [England][the state of Missouri].

[13.       THIRD PARTY BENEFICIARIES

           Except as expressly provided in this Agreement, nothing in this Agreement will create or confer any rights or other benefits on or in favor of any person who is not a party to this Agreement whether pursuant to the Contracts (Rights of Third Parties) Act, 1999 or otherwise.]

AS WITNESS the hands of duly authorized representatives of the parties the day and year first above written

SIGNED by                            )
for and on behalf of                 )
------------------------             )
------------------------             )




SIGNED by                            )
for and on behalf of                 )
SAVVIS _____________                 )

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                   SCHEDULE 1 TO CALL ASSET TRANSFER AGREEMENT

                             THE COMPUTER EQUIPMENT

                [To be Completed at Call Right Exercise Closing]

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                   SCHEDULE 2 TO CALL ASSET TRANSFER AGREEMENT

                                  THE CONTRACTS

                [To be Completed at Call Right Exercise Closing]

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                   SCHEDULE 3 TO CALL ASSET TRANSFER AGREEMENT

                                THE CONSIDERATION

                [To be Completed at Call Right Exercise Closing]

ALLOCATION OF CONSIDERATION

           Consideration to be allocated as set forth in Schedule 1.

PAYMENT OF CONSIDERATION

           The consideration shall paid at Closig to the account of Seller as follows:

                    [Details of account]

           To the extent any adjustment is to be paid under Section 3 of this Agreement, such amount shall be due and payable to the above indicated account, no later than five days after receipt by SAVVIS of a valid invoice, which may be submitted on or after the Effective Date.

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                  [SCHEDULE 4 TO CALL ASSET TRANSFER AGREEMENT

                                 THE EMPLOYEES]

                [To be Completed at Call Right Exercise Closing]

                   SCHEDULE 5 TO CALL ASSET TRANSFER AGREEMENT

                                 THE LIABILITIES

                [To be Completed at Call Right Exercise Closing]

                                    EXHIBIT K

                               SUBLEASE AGREEMENT

         THIS SUBLEASE AGREEMENT ("Sublease") is made as of the ____ day of January, 2000 (the "Effective Date"), by and between BRIDGE INFORMATION SYSTEMS AMERICA, INC., a Delaware corporation ("Sublessor") and SAVVIS COMMUNICATIONS CORPORATION, a Missouri corporation ("Sublessee").

         WHEREAS, Sublessor entered into a Master Lease Agreement, a copy of which is attached hereto as EXHIBIT A (the "Master Lease"), with General Electric Capital Corporation for itself and as Agent for certain Participants (collectively, the "Lessor"); unless otherwise defined herein, capitalized terms used as defined terms shall have the meaning assigned to such terms in the Master Lease;

         WHEREAS, in conjunction with the planned spin-off of Sublessee by Sublessor, Sublessor has obtained the consent of Lessor, a copy of which is attached hereto as EXHIBIT B, to enter into a sublease with Sublessor; and

         WHEREAS, Sublessor and Sublessee desire to set forth in writing the terms and conditions of the sublease;

         NOW, THEREFORE, in consideration of the recitals and the mutual covenants, representations, warranties, conditions and agreements hereunder expressed, Sublessor and Sublessee agree as follows:

I.       SUBLEASING ARRANGEMENT:

         Sublessor agrees to lease to Sublessee, and Sublessee agrees to lease from Sublessor, the equipment (the "Equipment") described in the equipment schedules attached hereto as EXHIBIT C (the "Equipment Schedules"), subject to the terms set forth herein and in the Equipment Schedules.

II.      TERM, RENT AND PAYMENT:

         (a) The term of this Sublease (the "Term") with respect to any item of the Equipment shall be the remaining term for such Equipment as set forth in the Master Lease and the Equipment Schedules; provided, however, that the Term shall begin effective from and after the Effective Date hereof.

         (b) Rent shall be paid directly to Sublessor by wire transfer of immediately available funds to: Bankers Trust New York, New York, New York 10006, Account No. 50-202-962, ABA No. 021-001-033, or to such other account as Sublessor may direct in writing; and shall be effective upon receipt. Payments of Rent shall be in the amount set forth in, and due in accordance with, the provisions of the applicable Equipment Schedules and the other related provisions  contained in the  schedules to the Master Lease  (together  with the

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Equipment Schedules, individually and collectively, the "Schedules"). If Rent is not paid within ten (10) days of its due date, Sublessee agrees to pay to Sublessor a late charge of Five Cents ($0.05) per dollar on, and in addition to, the amount of such Rent but not exceeding the lawful maximum, if any.

         (c) Except as provided for in (d) below, Sublessee shall pay Rent, as provided for herein without deduction or set-off. In the event of a non-payment of Rent by Sublessee, Sublessor may continue to make payments to Lessor with respect to the Equipment, with the right to set-off any such payments against amounts due by the Sublessor or any of its affiliates to Sublessee or any of its affiliates under any agreement.

         (d) In the event of a default on the Master Lease by Sublessor with respect to the Equipment, Sublessee shall have the right to act to cure any such default, with the right to set-off the costs associated with curing such breach against amounts due to Sublessor under this Sublease or against any other amounts due by Sublessee or any of its affiliates to Sublessor or any of its affiliates under any agreement.

III.     TAXES:

         Sublessee shall have no liability for taxes imposed by the United States of America or any State or political subdivision thereof which are on or measured by the net income of Lessor or Sublessor. Sublessee shall report (to the extent that it is legally permissible) and pay promptly all other taxes, fees and assessments due, imposed, assessed or levied against any Equipment (or the purchase, ownership, delivery, leasing, possession, use or operation thereof), this Agreement (or any rentals or receipts hereunder), any Schedule, Lessor, Sublessor or Sublessee by any foreign, federal, state or local government or taxing authority during or related to the term of this Agreement, including, without limitation, all license and registration fees, and all sales, use, personal property, excise, gross receipts, franchise, stamp or other taxes, imposts, duties and charges, together with any penalties, fines or interest thereon (all hereinafter called "Taxes"). Sublessee shall (i) reimburse Lessor and/or Sublessor, as appropriate (on an after-tax basis), upon receipt of written request for reimbursement for any Taxes charged to or assessed against Lessor or Sublessor; (ii) on request of Lessor and/or Sublessor, submit to Lessor and/or Sublessor, as appropriate, written evidence of Sublessee's payment of Taxes, (iii) on all reports or returns show the ownership of the Equipment by Lessor, and (iv) send a copy thereof to Lessor and Sublessor.

IV.      REPORTS:

         (a) Sublessee will notify Sublessor in writing, within ten (10) days after any tax or other lien shall attach to any Equipment, of the full particulars thereof and of the location of such Equipment on the date of such notification.

         (b) Sublessee will permit Lessor and Sublessor to inspect the Equipment and all maintenance records with respect thereto during normal business hours upon reasonable notice.

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

         (c) Subject to the following sentence, Sublessee will ensure that the Equipment is located at the Equipment Location (specified in the applicable Schedule) within the Continental United States. Sublessee may move the Equipment from the Equipment Location to a new location within the Continental United States provided that, within five (5) days after the end of each calendar quarter: (i) Sublessee shall provide to Sublessor written notice identifying the Equipment which has been relocated during the immediately preceding calendar quarter, the old Equipment Location and the new Equipment Location; and (ii) Sublessee shall deliver to Sublessor such documents and instruments as reasonably may be required by Lessor or Sublessor in connection with such relocation, including (without limitation) Uniform Commercial Code Financing Statements and (if required by Lessor or Sublessor) Estoppel/Waiver Agreements, to be filed at Sublessee's expense. Upon Lessor's or Sublessor's request, Sublessee promptly will notify Lessor and/or Sublessor in writing of the location of any Equipment as of the date of such notification.

         (d) Sublessee will promptly and fully report to Sublessor in writing if any Equipment is lost or damaged (where the estimated repair costs would exceed ten percent (10%) of its then fair market value), or is otherwise involved in an accident causing personal injury or property damage.

         (e) Within thirty (30) days after any request by Lessor and Sublessor, Sublessee will furnish to Sublessor a certificate of an authorized officer of Sublessee stating that he has reviewed the activities of Sublessee and that, to the best of his knowledge, there exists no Default (as hereinafter defined) or event which, with the giving of notice or the lapse of time (or both), would become a Default.

V.       USE AND MAINTENANCE:

         (a) Sublessee agrees that the Equipment will be used by Sublessee solely in the conduct of its business and in a manner complying with all applicable Federal, state and local laws and regulations and any applicable insurance policies, and Sublessee shall not discontinue use of the Equipment.

         (b) Sublessee will keep the Equipment free and clear of all liens and encumbrances other than those which result from acts of Lessor or Sublessor.

VI.      SERVICE:

         (a)  Sublessee  will,  at its  sole  expense,  maintain  each  unit  of
Equipment in good operating order, repair, condition and appearance in accordance with manufacturer's recommendations, normal wear and tear excepted and Sublessee's standard practices (but in no event less than industry practices). Sublessee's maintenance programs shall be subject to review and approval by Lessor and Sublessor. Sublessee shall, if at any time reasonably requested by Lessor or Sublessor, affix in a prominent position on each unit of Equipment plates, tags or other identifying labels showing the interest therein of Lessor and Sublessor.

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

         (b) Sublessee will not, without the prior consent of Sublessor, affix or install any accessory, equipment or device on any Equipment if such addition will impair the value, originally intended function or use of such Equipment. All additions, repairs, parts, supplies, accessories, equipment, and devices furnished, attached or affixed to any Equipment which are not readily removable shall be made only in compliance with applicable law, including Internal Revenue Service guidelines, shall be free and clear of all liens, encumbrances or rights of others, and shall become the property of Lessor. Sublessee will not, without the prior written consent of Sublessor and subject to such conditions as Lessor or Sublessor may impose for its protection, affix or install any Equipment to or in any other personal or real property.

         (c) Any alterations or modifications to the Equipment that may, at any time during the term of this Agreement, be required to comply with any applicable law, rule or regulation shall be made at the expense of Sublessee.

VII.     STIPULATED LOSS VALUE:

         Sublessee shall promptly and fully notify Sublessor in writing if any unit of Equipment shall be or become worn out, lost, stolen, destroyed, irreparably damaged in the reasonable determination of Sublessee, or permanently rendered unfit for use from any cause whatsoever (such occurrence being hereinafter called "Casualty Occurrences"). On the rental payment date next succeeding a Casualty Occurrence (the "Payment Date"), Sublessee shall pay Sublessor the sum of (x) the Stipulated Loss Value of such unit calculated in accordance with Annex D to the Master Lease, which is incorporated herein by reference as of the rental payment date next preceding such Casualty Occurrence ("Calculation Date"); and (y) all rental and other amounts which are due hereunder as of the Payment Date. In addition to the amounts required to be paid by Sublessee on any Rent Payment Date pursuant to the preceding clauses (x) and
(y), Sublessee shall also pay to Sublessor the amount of any swap breakage loss incurred by Lessor and/or any Participant (as such term is hereinafter defined) as a result of or in connection with such payment on such Rent Payment Date. As used herein, "Swap Breakage Loss" shall include LIBOR and other funding breakage costs, if any, and may be determined by Lessor and any Participant by reference to the Standard International Swap Dealers Association calculation for "Loss." Upon payment of all sums due hereunder, the term of this Sublease as to such unit shall terminate and (except in the case of the loss, theft or complete destruction of such unit) Lessor shall be entitled to recover possession of such unit.

VIII.    LOSS OR DAMAGE:

         Sublessee hereby assumes and shall bear the entire risk of any loss, theft, damage to, or destruction of, any unit of Equipment from any cause whatsoever from the time the Equipment is shipped to Sublessee.

IX       INSURANCE.

         Sublessee agrees, at its own expense, to keep all Equipment insured for such amounts as specified in the Equipment Schedules and against such hazards as Lessor or Sublessor may require, including, but not limited to, insurance for damage to or loss of such Equipment and liability coverage for personal injuries, death or property damage, with Lessor named as additional insured and with a loss payable clause in favor of Lessor, as its interest may appear, irrespective of any breach of warranty or other act or omission of Sublessee. All such policies shall be with companies, and on terms, satisfactory to Lessor and Sublessor. Sublessee agrees to deliver to Sublessor evidence of insurance satisfactory to Lessor and Sublessor. No insurance shall be subject to any co-insurance clause. Sublessee hereby appoints Lessor as Sublessee's attorney-in-fact to make proof of loss and claim for insurance, and to make adjustments with insurers and to receive payment of and execute or endorse all documents, checks or drafts in connection with payments made as a result of such insurance policies. Any expense of Lessor and Sublessor in adjusting or collecting insurance shall be borne by Sublessee. Sublessee will not make adjustments with insurers except (i) with respect to claims for damage to any unit of Equipment where the repair costs do not exceed ten percent (10%) of such unit's fair market value, or (ii) with Lessor's or Sublessor's written consent. Said policies shall provide that the insurance may not be altered or canceled by the insurer until after thirty (30) days' written notice to Lessor and Sublessor. Sublessee may, at its option, apply proceeds of insurance, in whole or in part, to (i) repair or replace Equipment or any portion thereof, or (ii) satisfy any obligation of Sublessee to Lessor or Sublessor hereunder.

X.       RETURN OF EQUIPMENT:

         (a) Upon any expiration or termination of this Agreement or any Schedule, Sublessee shall promptly, at its own cost and expense: (i) perform any testing and repairs required to place the affected units of Equipment in the same condition and appearance as when received by Sublessee (reasonable wear and tear excepted) and in good working order for their originally intended purpose;
(ii) if deinstallation, disassembly or crating is required, cause such units to be deinstalled, disassembled and crated by an authorized manufacturer's representative or such other service person as is satisfactory to Lessor; and
(iii) return such units, free and clear of all liens and encumbrances, to a location within the continental United States as Lessor shall direct.

         (b) Until Sublessee fully has complied with the requirements of Paragraph (a) above, Sublessee's Rent payment obligation and all other obligations under this Agreement shall continue from month to month notwithstanding any expiration or termination of the Term. Sublessor may terminate such continued leasehold interest upon ten (10) days' notice to Sublessee. In addition to these rents, Sublessor shall have all of its other rights and remedies available as a result of this nonperformance.

XI.      DEFAULT:

         (a) Lessor or Sublessor may in writing declare this Agreement in default ("Default") if: (1) Sublessee breaches its obligation to pay Rent or any other sum when due and fails to cure the breach within ten (10) days; (2) Sublessee breaches any of its insurance obligations under SECTION IX hereof, or Sublessee fails to comply with the provisions of SECTION XXIII of the Master Lease; (3) Sublessee breaches any of its other obligations hereunder and fails to cure that breach within thirty (30) days after written notice thereof; (4) any representation or warranty


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

made by Sublessee in connection with this Agreement shall be false or misleading in any material respect; (5) Sublessee becomes insolvent or ceases to do business as a going concern; (6) any Equipment is illegally used; (7) a petition is filed by or against Sublessee under any bankruptcy or insolvency laws and, if such petition is filed against Sublessee, such petition is not dismissed within ninety (90) days; (8) Sublessee shall have terminated its corporate existence, consolidated with, merged into, or conveyed or leased substantially all of its assets as an entirety to any person (such actions being referred to as an "Event"), unless not less than sixty (60) days prior to such Event: (x) such person is organized and existing under the laws of the United States or any state, and executes and delivers to Lessor and Sublessor an agreement containing an effective assumption by such person of the due and punctual performance of this Sublease; and (y) Lessor and Sublessor are reasonably satisfied as to the creditworthiness of such person; (9) effective control of Sublessor's voting capital stock, issued and outstanding from time to time, is not retained by the present stockholders (unless Sublessee shall have provided sixty (60) days' prior written notice to Sublessor of the proposed disposition of stock and Lessor and Sublessor shall have consented thereto in writing). Any provision of this Agreement to the contrary notwithstanding, Lessor and Sublessor may exercise all rights and remedies hereunder independently with respect to each Schedule.

         (b) After Default, at the request of Lessor, Sublessee shall comply with the provisions of SECTION X(A) hereof. Sublessee hereby authorizes Lessor to enter, with or without legal process, any premises where any Equipment is located and take possession thereof. Sublessee shall, without further demand, forthwith pay to Lessor (i) as liquidated damages for loss of a bargain and not as a penalty, the Stipulated Loss Value of the Equipment (calculated in accordance with Annex D to the Master Lease as of the Rent Payment date next preceding the declaration of default), and (ii) all Rent and other sums then due hereunder. Lessor may, but shall not be required to, sell the Equipment at private or public sale, in bulk or in parcels, with or without notice, and without having the Equipment present at the place of sale; or Lessor may, but shall not be required to, lease, otherwise dispose of or keep idle all or part of the Equipment; and Lessor may use Sublessee's premises for any or all of the foregoing without liability for rent, costs, damages or otherwise. The proceeds of sale, lease or other disposition, if any, shall be applied in the following order of priorities: (1) to pay all of Lessor's costs, charges and expenses incurred in taking, removing, holding, repairing and selling, leasing or otherwise disposing of Equipment; then, (2) to the extent not previously paid by Sublessee, to pay Lessor all sums due from Sublessee hereunder; then (3) to reimburse to Sublessee any sums previously paid by Sublessee as liquidated damages; and (4) any surplus shall be remitted to Sublessee. Sublessee shall pay any deficiency in clauses (1) and (2) forthwith.

         (c) In addition to the foregoing rights, after Default, Lessor or Sublessor may terminate the lease as to any or all of the Equipment.

         (d) The foregoing remedies are cumulative, and any or all thereof may be exercised in lieu of or in addition to each other or any remedies at law, in equity, or under statute. Sublessee waives notice of sale or other disposition (and the time and place thereof), and the manner and place of any advertising. If permitted by law, Sublessee shall pay reasonable attorney's fees actually incurred by Lessor and Sublessor in enforcing the provisions of this Sublease and any ancillary documents. Waiver of any Default shall not be a waiver of any other or subsequent default.

         (e) Any default under the terms of any other material agreement between Sublessor and Sublessee or any of their affiliates giving rise to the termination of such other agreement may be declared by Sublessor a default under this agreement.

XII.     ASSIGNMENT:

         (a) SUBLESSEE  SHALL NOT ASSIGN,  MORTGAGE,  SUBLET OR HYPOTHECATE  ANY
EQUIPMENT OR THE INTEREST OF SUBLESSEE HEREUNDER WITHOUT THE PRIOR WRITTEN CONSENT OF SUBLESSOR.

         (b) Sublessor may not, without the consent of Sublessee, assign this Agreement or any Schedule, or the right to enter into any Schedule, such consent not to be unreasonably withheld. In the event of a permitted assignment, Sublessee agrees that it will pay all Rent and other amounts payable under each Schedule to the Sublessor named therein; provided, however, if Sublessee receives written notice of an assignment from Sublessor, Sublessee will pay all Rent and other amounts payable under any assigned Schedule to such assignee or as instructed by Sublessor. Each Schedule, incorporating by reference the terms and conditions of this Agreement, constitutes a separate instrument of lease, and the Sublessor named therein or its assignee shall have all rights as "Sublessor" thereunder separately exercisable by such named Sublessor or assignee as the case may be, exclusively and independently of Sublessor or any assignee with respect to other Schedules executed pursuant hereto. Sublessee further agrees to confirm in writing receipt of a notice of assignment as reasonably may be requested by assignee.

         (c) Sublessee acknowledges that it has been advised that General Electric Capital Corporation is acting under the Master Lease for itself and as agent for certain third parties (each being herein referred to as a "Participant" and, collectively, as the "Participants"); that the interest of the Lessor in the Master Lease, the Equipment Schedules, related instruments and documents and/or the Equipment may be conveyed to, in whole or in part, and may be used as security for financing obtained from, one or more third parties without the consent of Sublessee (the "Syndication"). Sublessee agrees reasonably to cooperate with Lessor and Sublessor in connection with the Syndication, including the execution and delivery of such other documents, instruments, notices, opinions, certificates and acknowledgments as reasonably may be required by Lessor, Sublessor or such Participant; provided, however in no event shall Sublessee be required to consent to any change that would adversely affect any of the economic terms of the transactions contemplated herein.

         (d) Subject always to the foregoing, this Agreement inures to the benefit of, and is binding upon, the successors and assigns of the parties hereto.

XIII.    INDEMNIFICATION:

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

         (a) Sublessee hereby agrees to indemnify, save and keep harmless, Lessor and Sublessor, their agents, employees, successors and assigns, from and against any and all losses, damages, penalties, injuries, claims, actions and suits, including legal expenses, of whatsoever kind and nature, in contract or tort, whether caused by the active or passive negligence of Lessor or otherwise, and including, but not limited to, Lessor's strict liability in tort, arising out of (i) the selection, manufacture, purchase, acceptance or rejection of Equipment, the ownership of Equipment during the Term, and the delivery, lease, possession, maintenance, uses, condition, return or operation of the Equipment (including, without limitation, latent and other defects, whether or not discoverable by Sublessor or Sublessee and any claim for patent, trademark or copyright infringement or environmental damage), or (ii) the condition of Equipment sold or disposed of after use by Sublessee, any sublessee or employees of Sublessee. Sublessee shall, upon request, defend any actions based on, or arising out of, any of the foregoing.

         (b) All of Lessor's and Sublessor's rights, privileges and indemnities contained in this Section shall survive the expiration or other termination of this Sublease and the Master Lease and the rights, privileges and indemnities contained herein are expressly made for the benefit of, and shall be enforceable by Lessor, Sublessor and their successors and assigns.

XIV.     DISCLAIMER:

         SUBLESSEE ACKNOWLEDGES THAT IT HAS SELECTED THE EQUIPMENT WITHOUT ANY ASSISTANCE FROM LESSOR, ITS AGENTS OR EMPLOYEES. Except as may be provided in the Master Establishment and Transition Agreement, between Sublessor and Sublessee dated _____________, 2000 ("MEAT Agreement"), SUBLESSOR DOES NOT MAKE, HAS NOT MADE, NOR SHALL BE DEEMED TO MAKE OR HAVE MADE, ANY WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, WRITTEN OR ORAL, WITH RESPECT TO THE EQUIPMENT LEASED HEREUNDER OR ANY COMPONENT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY AS TO DESIGN, COMPLIANCE WITH SPECIFICATIONS, QUALITY OF MATERIALS OR WORKMANSHIP, MERCHANTABILITY, FITNESS FOR ANY PURPOSE, USE OR OPERATION, SAFETY, PATENT, TRADEMARK OR COPYRIGHT INFRINGEMENT, OR TITLE. All such risks, as between Sublessor and Sublessee, or between Lessor and Sublessee, are to be borne by Sublessee. Without limiting the foregoing, and except as may be provided in the MEAT Agreement, Sublessor shall have no responsibility or liability to Sublessee or any other person with respect to any of the following:
(i) any liability, loss or damage caused or alleged to be caused directly or indirectly by any Equipment, any inadequacy thereof, any deficiency or defect (latent or otherwise) therein, or any other circumstance in connection therewith; (ii) the use, operation or performance of any Equipment or any risks relating thereto; (iii) any interruption of service, loss of business or anticipated profits or consequential damages; or (iv) the delivery, operation, servicing, maintenance, repair, improvement or replacement of any Equipment. If, and so long as, no default exists under this Sublease, Sublessee shall be, and hereby is, authorized during the term of this Lease to assert and enforce, at Sublessee's sole cost and expense, from time to time, in the name of and for the account of Lessor, Sublessor and/or

Sublessee, as their interests may appear, whatever claims and rights Sublessor or Lessor may have against any Supplier of the Equipment.

XV.      REPRESENTATIONS AND WARRANTIES OF SUBLESSEE:

         Sublessee represents and warrants to Sublessor that on the date hereof:

         (a) Sublessee has adequate power and capacity to enter into, and perform under, this Agreement and all related documents (together, the "Documents") and is duly qualified to do business wherever necessary to carry on its present business and operations, including the jurisdiction(s) where the Equipment is or is to be located.

         (b) The Documents have been duly authorized, executed and delivered by Sublessee and constitute valid, legal and binding agreements, enforceable in accordance with their terms, except to the extent that the enforcement of remedies therein provided may be limited under applicable bankruptcy and insolvency laws.

         (c) No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into or performance by Sublessee of the Documents except such as have already been obtained.

         (d) The entry into and performance by Sublessee of the Documents will not: (i) violate any judgment, order, law or regulation applicable to Sublessee or any provision of Sublessee's articles of incorporation, charter or by-laws; or (ii) result in any breach of, constitute a default under or result in the creation of any lien, charge, security interest or other encumbrance upon any Equipment pursuant to any indenture, mortgage, deed of trust, bank loan or credit agreement or other instrument (other than this Agreement) to which Sublessee is a party.

         (e) There are no suits or proceedings pending or threatened in court or before any commission, board or other administrative agency against or affecting Sublessee, which will have a material adverse effect on the ability of Sublessee to fulfill its obligations under this Agreement.

         (f) Sublessee is and will be at all times validly existing and in good standing under the laws of the state of its incorporation (specified in the first sentence of this Agreement) and is in good standing and qualified as a foreign corporation in (i) each jurisdiction in which the Equipment is or will be located and (ii) in such jurisdictions where Sublessee's ownership or lease of property or the conduct of its business requires it to be so qualified.

XVI.     COVENANTS OF SUBLESSEE:

         Sublessee covenants and agrees as follows:

         (a) Promptly upon any officer or director of Sublessee obtaining knowledge of any condition or event which constitutes a default or a potential default hereunder, Sublessee shall provide prompt written notice to Sublessor specifying such condition and what action Sublessee is taking or proposes to take with respect thereto.

         (b) Sublessee will promptly execute and deliver to Sublessor such further documents, instruments and assurances and take such further action as Lessor or Sublessor from time to time may reasonably request in order to carry out the intent and purpose of this Sublease and to establish and protect the rights and remedies created or intended to be created in favor of Sublessor or Lessor hereunder.

         (c) Sublessee will comply with all affirmative and negative covenants set forth in Exhibits M and N to the Master Lease, to the same extent as if set forth herein.

         (d) Sublessee will not attach or incorporate any item of Equipment to or in any other item of equipment or personal property or to or in any real property in a manner that gives rise to the assertion of any lien, claim or encumbrance on such item of Equipment by reason of such attachment or the assertion of a claim that such item of Equipment has become a fixture. Sublessee hereby agrees that it will purchase any such item of Equipment which Lessor or Sublessor notifies Sublessee in writing is subject to the assertion of any such lien, claim or encumbrance within [ten (10)] days of such notice.

         (e) The Equipment will at all times be used for commercial or business purposes.

         (f) Sublessee shall not take any action that would cause a default under this Sublease or the Master Lease or omit to take any action necessary to prevent a breach of this Sublease or the Master Lease.

XVII.    REPRESENTATIONS AND WARRANTIES OF SUBLESSOR:

         (a) Sublessor has adequate power and capacity to enter into, and perform under, this Agreement and all related documents (together, the "Documents") and is duly qualified to do business wherever necessary to carry on its present business and operations, including the jurisdiction(s) where the Equipment is or is to be located.

         (b) The Documents have been duly authorized, executed and delivered by Sublessor and constitute valid, legal and binding agreements, enforceable in accordance with their terms, except to the extent that the enforcement of remedies therein provided may be limited under applicable bankruptcy and insolvency laws.

         (c) No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into or performance by Sublessor of the Documents except such as have already been obtained.

         (d) There are no suits or proceedings pending or threatened in court or before any commission, board or other administrative agency against or affecting Sublessor, which will have a material adverse effect on the ability of Sublessor to fulfill its obligations under this Agreement.

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

         (e) Sublessor has not received a Notice of Default on the Master Lease from Lessor and, to Sublessor's knowledge after the exercise of Sublessor's commercially reasonable best efforts to investigate the same, no material default has occurred on the Master Lease with respect to the Equipment which could not be cured by the giving of notice or undertaking of other actions not material to the market value of the Equipment taken as a whole.

XVIII.   COVENANTS OF SUBLESSOR:

         Sublessor covenants and agrees as follows:

         (a) Sublessor shall at all time perform its obligations under the Master Lease with respect to the Equipment, except such covenant shall not apply to the extent such default is due to actions or failure to act by Sublessee.

         (b) Sublessor shall notify Sublessee in writing of any notice of default which it receives from the Lessor with respect to the Equipment: (1) if with respect to a failure to pay rent or any other sum when due, such notice to be delivered to Sublessee no later than 2 days after receipt of the notice of default received by Sublessor, and (2) if with respect to any other notice of default, such notice to be delivered to Sublessee no later than 10 days after receipt of the notice of default received by Sublessor

XIX.     OWNERSHIP FOR TAX PURPOSES, GRANT OF SECURITY INTEREST; USURY SAVINGS:

         (a) For income tax purposes, Lessor and Sublessor will treat Sublessee as the owner of the Equipment. Accordingly, Lessor and Sublessor will not claim any tax benefits available to an owner of the Equipment.

         (b) Sublessee hereby acknowledges that Lessor has a first security interest in the Equipment, together with all additions, attachments, accessions, accessories and accessions thereto whether or not furnished by the Supplier of the Equipment and any and all substitutions, replacements or exchanges therefor, and any and all insurance and/or other proceeds of the property in and against which a security interest is granted hereunder.

         (c) It is the intention of the parties hereto to comply with any applicable usury laws to the extent that any Equipment Schedule is determined to be subject to such laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in any Equipment Schedule or this Sublease, in no event shall any Equipment Schedule require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under any Equipment Schedule or this Sublease, or in the event that all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under any Equipment Schedule or the Sublease shall exceed the maximum amount of interest permitted by applicable law, then in such event: (i) the provisions of this paragraph shall govern and control, (ii) neither Sublessee nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (iii) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Sublessee, at the option of the Sublessor, and (iv) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under any Equipment Schedule or the Sublease which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Sublessee or otherwise by Sublessor in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for Sublessor to receive a greater interest per annum rate than is presently allowed, the Sublessee agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America.

XX.      END OF SUBLEASE PURCHASE OPTION:

         So long as (i) no default exists under the Sublease or the Master Lease and (ii) the Term of the Sublease and the Master Lease has not been earlier terminated, Sublessee may at the expiration of the Term of the Sublease, upon one hundred eighty (180) days' prior written notice to Sublessor, purchase all (but not less than all) of the Equipment described in any Schedule on an AS IS, WHERE IS BASIS without recourse to or warranty from Sublessor or lessor, express or implied, for a purchase price of $1.00 payable to Lessor (plus all applicable sales taxes). The payment shall be due and payable on the expiration of the Term of the Sublease and the Master Lease.

XXI.     MISCELLANEOUS:

         (a) SUBLESSEE HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS SUBLEASE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN SUBLESSEE AND SUBLESSOR OR THE LESSOR RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN SUBLESSEE AND SUBLESSOR. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court (including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR

MODIFICATIONS TO THIS SUBLEASE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

         (b) Any cancellation or termination by Sublessor, pursuant to the provision of this Sublease, any Schedule, supplement or amendment hereto, or the sublease of any Equipment hereunder, shall not release Sublessee from any then outstanding obligations to Sublessor hereunder.

         (c) All Equipment shall at all times remain personal property of Lessor regardless of the degree of its annexation to any real property and shall not by reason of any installation in, or affixation to, real or personal property become a part thereof. Sublessee shall obtain and deliver to Sublessor (to be recorded at Lessee's expense) from any person having an interest in the property where the Equipment is to be located, waivers of any lien, encumbrance or interest which such person might have or hereafter obtain or claim with respect to the Equipment.

         (d) Time is of the essence of this Agreement. Sublessor's failure at any time to require strict performance by Sublessee of any of the provisions hereof shall not waive or diminish Sublessor's right thereafter to demand strict compliance therewith.

         (e)  Sublessee  agrees,  upon  Sublessor's   request,  to  execute  any
instrument necessary or expedient for filing, recording or perfecting the interest of Sublessor or Lessor.

         (f) All notices required to be given hereunder shall be in writing, personally delivered, delivered by overnight courier service, sent by facsimile transmission (with confirmation of receipt), or sent by certified mail, return receipt requested, addressed to the other party at its respective address stated above or, with respect to the Lessor, in the Master Lease or at such other address as such party shall from time to time designate in writing to the other party, and shall be effective from the date of receipt.

         (g) This Sublease and the Schedule, including the Equipment Schedules and the schedules to the Master Lease, which are incorporated herein by reference, constitute the entire agreement between the parties with respect to the subject matter hereof and shall not be amended or altered in any manner except by a document in writing executed by both parties. NO VARIATION OR MODIFICATION OF THIS AGREEMENT OR ANY WAIVER OF ANY OF ITS PROVISIONS OR CONDITIONS, SHALL BE VALID UNLESS IN WRITING AND SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE PARTIES HERETO. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         (h) The representations, warranties and covenants of Sublessee herein shall be deemed to survive the closing hereunder. The obligations of Sublessee which accrue during the term of this Agreement and obligations which by their express terms survive the termination of this Agreement, shall survive the termination of this Agreement.

         (i) In case of a failure of Sublessee to comply with any provision of this Agreement, Sublessor shall have the right, but shall not be obligated, to effect such compliance, in whole or in part; and all moneys spent and expenses and obligations incurred or assumed by Sublessor in effecting such compliance (together with interest thereon at the rate specified in Paragraph (j) of this Section) shall constitute additional Rent due to Sublessor within five (5) days after the date Sublessor sends notice to Sublessee requesting payment. Sublessor's effecting such compliance shall not be a waiver of Sublessee's default.

         (j) Any Rent or other amount not paid to lessor when due hereunder shall bear interest, both before and after any judgment or termination hereof, at the lesser of eighteen percent (18%) per annum or the maximum rate allowed by law.

         (k) Any provisions in this Agreement and any Schedule which are in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

         (l) So long as no Default shall have occurred and be continuing hereunder, and conditioned upon Sublessee performing all of the covenants and conditions hereof, as to claims of Sublessor or persons claiming under Sublessor, Sublessee shall peaceably and quietly hold, possess and use the Equipment during the Term of this Agreement subject to the terms and conditions hereof.

         (m) Whether or not any Equipment is leased hereunder, Sublessee shall pay upon demand as additional Rent hereunder all reasonable and necessary documented transaction expenses including, but not limited to, expenses of counsel, due diligence, appraisals, lien searches, Uniform Commercial Code and/or Estoppel/Waiver Agreement filing fees, and field audits.

XXII.    CHOICE OF LAW; JURISDICTION:

         THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE EQUIPMENT. The parties agree that any action or proceeding arising out of or relating to this Agreement may be commenced in the United States District Court for the Southern District of New York.

XXIII.   CHATTEL PAPER:

         To the extent that any Schedule would constitute chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest therein may be created through the transfer or possession of this Agreement in and of itself without the transfer or possession of the original of a Schedule executed pursuant to this Agreement and incorporating this Agreement by reference; and no security interest in this Agreement and a Schedule may be created by the transfer or possession of any counterpart of the Schedule other than the original thereof, which shall be identified as the document marked "Original" and all other counterparts shall be marked "Duplicate."

         IN WITNESS WHEREOF, Sublessor and Sublessee have caused this Sublease Agreement to be executed by their duly authorized representatives as of the date first written above.

SUBLESSOR                           SUBLESSEE

BRIDGE INFORMATION SYSTEMS          SAVVIS COMMUNICATIONS
AMERICA, INC.                       CORPORATION

By:__________________________       By:_________________________________________
Its:_________________________       Its:________________________________________

                       EXHIBIT A TO THE SUBLEASE AGREEMENT

                             MASTER LEASE AGREEMENT

                       EXHIBIT B TO THE SUBLEASE AGREEMENT

                                CONSENT OF LESSOR

                       EXHIBIT C TO THE SUBLEASE AGREEMENT

                               EQUIPMENT SCHEDULES

                                    EXHIBIT L
                        JAPANESE STOCK PURCHASE AGREEMENT

                            STOCK PURCHASE AGREEMENT

                  This Stock Purchase Agreement ("Agreement") is made this _____ day of January, 2000, by and between Bridge International Holdings, Inc., a Delaware corporation having its principal place of business at 717 Office
Parkway, St. Louis, Missouri 63141 ("Seller"), and SAVVIS Communications Corporation, a Delaware corporation having its principal place of business at 717 Office Parkway, St. Louis, Missouri 63141 ("SAVVIS") (Seller and SAVVIS each a "Party" and collectively the "Parties").

                                   WITNESSETH

                  WHEREAS, Bridge Information Systems Inc. ("BISI"), the ultimate parent company of the Seller, desires to effectuate a restructuring of its network operations by transferring certain assets, liabilities, rights, and obligations relating to its IP network, as well as stock, of certain subsidiaries world-wide to its subsidiary, SAVVIS, and its subsidiaries pursuant to an agreement to be executed between BISI and SAVVIS (the "Master Establishment and Transition Agreement"); and

                  WHEREAS, pursuant to the Master Establishment and Transition Agreement, the transfer of the IP network in foreign jurisdictions will be effected pursuant to other agreements to be executed between BISI and SAVVIS or their respective subsidiaries;

                  WHEREAS, the Seller owns all the outstanding stock of Bridge Information Systems (Japan) KK, a company organized under the laws of Japan (the "Company");

                  WHEREAS, the Company currently owns all the assets and interests relating to the IP network in Japan;

                  WHEREAS, Seller desires to sell to SAVVIS, and SAVVIS desires to purchase from Seller all the shares of common stock (the "Shares") of the Company on the terms and conditions set forth herein;

                  NOW THEREFORE, in consideration of the premises and the mutual covenants and obligations herein set forth and of other good and valuable consideration, receipt of which is hereby acknowledged, the Parties agree as follows:

1.         DEFINITIONS

           1.1 In this Agreement, the following expressions shall have the following meanings namely:

           "Agreement" means the agreement between the Parties the terms of which are set out herein;

           "Closing" has the meaning set forth in Clause 4.1;

           "Effective Date" means [December 31, 1999];

           1.2 In this Agreement words importing the singular include the plural and vice versa and words importing gender include any other gender.

           1.3 The headings of Clauses are for ease of reference and shall not affect the construction of this Agreement.

           1.4 References in this Agreement to Clauses are references to clauses of this Agreement.

           1.5 Any undertaking hereunder not to do any act or thing shall be deemed to include an undertaking not to permit or suffer the doing of that act or thing.

           1.6 The expression "person" used in this Agreement shall include (without limitation) any individual, partnership, local authority, company or unincorporated association.

2.         SALE & PURCHASE

           Upon the terms and subject to the conditions set forth in this Agreement, Seller shall sell and SAVVIS shall purchase the Shares free and clear of all security interests, claims, and restrictions, with effect from the Effective Date.

3.         CONSIDERATION

           3.1 The purchase price for the Shares (the "Consideration") shall be [US$_________________.]

           3.2 The Consideration shall be due and payable within thirty (30) days after the Closing.

4.         CLOSING

           4.1 Closing of the sale shall take place on January __, 2000, when Seller shall deliver to SAVVIS the share certificate representing the Shares.

           4.2 Title to the Shares shall pass to SAVVIS on the Effective Date.

5.         REPRESENTATIONS AND WARRANTIES

           5.1 Seller represents and warrants that it is now and will be at Closing the sole holder of record and beneficial owner of all the
           Shares, that it owns the Shares free and clear of all security interests, claims, and restrictions, and that the Shares constitute all of the outstanding capital stock of the Company. Seller will cause the transfer to SAVVIS of good and marketable title to the Shares at Closing, free and clear of all security interests, claims, and restrictions. Seller represents that it has the legal capacity and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby.

           (a) 5.2 The tangible and intangible property owned and leased by the Company and listed or described on Schedule 5.2 hereto constitutes all of the property and property rights owned and ------------ leased by the Company and all of the property and property rights that in any way relate to, are used in, or are necessary for the operation of the IP network of the Company in the manner and to the extent presently conducted or planned. Further, the Company does not own or lease any tangible or intangible property that is unrelated to the IP network and not mentioned in Schedule 5.2. Should the Company own or lease property not related to the IP network, the ------------- Parties shall endeavor to cause such property to be returned to the Seller, and any charges incurred or revenues generated in connection with such property shall be allocated to the appropriate Party as if such property were owned or leased by the Seller.

6.         FURTHER ASSURANCE

           From and after Closing, the Parties shall do such acts and execute such documents and instruments as may be reasonably required to make effective the transactions contemplated hereby. In the event that consents, approvals, other authorizations or other acts contemplated by this Agreement have not been fully effected as of Closing, the parties will continue after Closing, without further consideration, to use their best efforts to carry out such transactions. However, in the event that certain approvals, consents or other necessary documentation cannot be secured, then the Party having legal responsibility, ownership, or control shall act on behalf of the other Party, without further consideration, to effect the essential intention of the Parties with respect to the transactions contemplated by this Agreement.

7.         SURVIVAL OF CERTAIN PROVISIONS

           To the extent that any provision of this Agreement shall not have been performed at Closing it shall survive and remain in full force and effect notwithstanding Closing.

8.         GOVERNING LAW AND CHOICE OF FORUM

           This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Missouri, and the parties to this Agreement hereby agree that all matters arising out of or in connection with this Agreement shall be subject to the exclusive jurisdiction of the state and federal courts located in St. Louis, Missouri.

AS WITNESS the hands of duly authorised representatives of the parties the day and year first above written

SIGNED by                                   )
for and on behalf of                        )
BRIDGE INTERNATIONAL HOLDINGS, INC.         )

SIGNED by                                   )
for and on behalf of                        )
SAVVIS COMMUNICATIONS CORPORATION           )

              SCHEDULE 5.2 TO THE JAPANESE STOCK PURCHASE AGREEMENT

                                    PROPERTY

                                  SCHEDULE 1.3
                            OTHER ASSUMED LIABILITIES

None.

                                  SCHEDULE 1.10
                          INTERNATIONAL NETWORK ASSETS

See attached.

                                  SCHEDULE 1.17
                                US NETWORK ASSETS

See attached.

                                  SCHEDULE 2.3
                            PAYMENT OF PURCHASE PRICE

Payment of Purchase Price for International Network Assets: Buyer shall pay to the Seller, for the International Network Assets an amount cash equal to $________________, which is the sum of the Net Book Value of such assets, as set forth in each Local Transfer Agreement. This amount shall be paid by the following entities in the following described manner:

See attached.

Payment of Purchase Price for LLC Interest:

--------------------------------------- ------------------------------ --------------------------------
      TOTAL PURCHASE PRICE FOR                    CASH                  PRINCIPAL BALANCE OF PROMISSORY
      INTEREST                                    PAYMENT               NOTE
--------------------------------------- ------------------------------ --------------------------------

 $                                      $                              $
--------------------------------------- ------------------------------ --------------------------------

                                  SCHEDULE 3.3
                                    CONSENTS

See attached.

                                 SCHEDULE 3.5(A)
                              IP NETWORK EXCEPTIONS

None.

                                  SCHEDULE 3.6
                                    CONTRACTS

See attached.

                                  SCHEDULE 3.7
                                    EMPLOYEES

The Americas

Acocks, Terry                  Griffith,  Ken              Mutrux, Alex
Alexander,  Larry              Gwaltney,  Chris            Nottingham, Aaron
Allen, Courtney                Heinrich,  Matt             Patel, Reshma
Amador, Alan                   Hensel, Mary                Paule, Felisa
Ansley, Mike                   Hewitt, Ray                 Pearson, Dorothy
Arft, Chris                    Hezell,  Larry              Pezold,  Jim
Ballard,  Tony                 Houston,  Denise            Regot,  Frenchie
Benoist,  Chris                Hughes, Lynda               Robinson,  Don
Berry,  Paul                   Hunt,  Tab                  Robies,  Rick
Bishop,  Mike                  Jackson,  John              Rocha, Louis
Brissette,  Dave               Johnson,  Cinty             Schwamie,  Chris
Burnham, Robert                Judge,  Curtis              Scroggins,  Jerry
Cattel, Mike                   Kanne,  Fred                Siedhoff,  Jim
Champagne,  Robert             Klasinski,  Gabe            Stevens,  Wayne
Coffman, Jeff                  Krify, Robert               Taylor,  Mike
Cornwell,  Michael             Kurtz,  Dennis              Walkenhorst,  Jamie
Dailey, Sue                    Laslie,  Matt               Watkins,  Terrence
Disano,  Wanda                 Leatherman,  Phillip        Weber,  John
Doerr, Mike                    Lee, Hing                   West,  Mark
Engel,  Scott                  Lokke, Chris                Whinery,  Eric
Ennis, Erik                    Louis, Jean                 Wilson, Michelle
Freeman,  James                Luciani, Jim                Wolf, Michelle
Gilfillan,  Jeff               Mallory, Kevin              Woltering, Ben
Grant,  Michael                Maragliano,  Dave           Zuccarello, Theresa
Grenier,  Craig                Mueller, Don

Europe
Appleton,  Allan               Evans,  Rick                Scane, Jeff
Baker, Simon                   Hill, Ian                   Spellman,  Gary
Burks, Andrew                  Korn,  Yoav                 Symonds,  Geoff
Cann, Terry                    Lambert,  Dave              Taylor, Mark
Choudhury,  Jimpy              Morley, Julia               Wilkinson, Charles
Clift, Esme                    Norwood,  Jane
D'Cruz,  Lincoln               Saunders,  Andy

Asia
Hicks, Rob                     Zu, Boon Tec

                                  SCHEDULE 5.1
                              NOTICES AND CONSENTS

See attached.

                                 SCHEDULE 5.2(A)
                    CALL RIGHT JURISDICTIONS AND CALL ASSETS

Jurisdiction:                                                 Assets:

Greece                                                        See attached
Hungary                                                       See attached
Ireland                                                       See attached
Poland                                                        See attached
South Africa

China                                                         See attached
Macau
Malaysia                                                      See attached
Taiwan                                                        See attached
Thailand                                                      See attached

[Mexico                                                       See attached]
Venezuela                                                     See attached

Bahrain                                                       See attached
Kuwait                                                        See attached
Oman
Qatar
Saudi Arabia                                                  See attached
United Arab Emirates                                          See attached

                                 SCHEDULE 5.2(B)
                                SATELLITE RIGHTS

Contracts:

Agreement for the Provision of DirecPC Professional Services Data Network and Integrated Satellite Business Network Equipment Services in Europe and the Middle East between HOT Telecommunications Limited and Bridge Information Systems, Inc. commencing July 1, 1999.

Countries:

Bulgaria
Croatia
Cyprus

Czech Republic
Egypt
Estonia
Jersey
Latvia
Lithuania
Macedonia
Portugal
Romania
Russia
Slovakia

                                  SCHEDULE 5.5
                      SHORT-TERM CALL ASSETS JURISDICTIONS

Greece
Hungary
Ireland
Poland

Taiwan

[Mexico]
Venezuela